UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21457

Name of Fund:	BlackRock Bond Allocation Target Shares
Series C Portfolio
Series M Portfolio
Series S Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Bond Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 441-7762

Date of fiscal year end: 03/31/2013

Date of reporting period: 09/30/2012

Item 1 –	Report to Stockholders

2

September 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Bond Allocation Target Shares

▶	Series C Portfolio

▶	Series M Portfolio

▶	Series S Portfolio

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Dear Shareholder

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive - stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period ended September 30, 2012, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets in which to invest. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“The financial world is more uncertain than ever, but there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2012	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended September 30, 2012, the Fund outperformed its benchmark, the Barclays US Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

—

The Fund benefited from its exposure to spread sectors, which performed well during the period despite heightened investor anxiety during the period. Whereas the first half of the reporting period was dominated by concerns about debt problems in Europe; the latter half was dominated by uncertainty around monetary policy in both the United States and Europe. In September, accommodative policy actions from the US and European central banks alleviated anxiety and increased investors’ risk appetite, despite lackluster fundamental economic data in the United States and the continuation of severe debt problems in Europe.

—

Relative to the benchmark index, the Fund benefited from its overweight positions in financials and industrials. The Fund’s tactical duration management (sensitivity to interest rate movements) and yield curve positioning also had a positive impact on performance.

—	Detracting slightly from performance relative to the benchmark index was the Fund’s underweight allocation to US as well as foreign government debt.

Describe recent portfolio activity.

—

During the six-month period, robust investor demand for yield and low US Treasury yields drove credit spreads tighter. In light of these market dynamics, the Fund increased modestly its overweight in financials, favoring insurance companies, US banks and brokers. In industrials, the Fund reduced exposure to the technology, media, and telecommunications sectors and moved to underweight positions in both consumer cyclical and non-cyclical sectors. The Fund moved to an overweight in utilities, favoring US-based natural gas pipeline and electric industries where cash flows tend to be more dependable than other industries. Also during the period, the Fund maintained an underweight to foreign agency and sovereign debt and a neutral weight in municipal bonds.

—

The Fund, with respect to maturities, overweighted bonds on both the short and long ends of the of the yield curve. A similar approach to credit quality resulted in overweights to lower-rated investment grade issues while also maintaining an allocation to US Treasuries.

Describe portfolio positioning at period end.

—

The Fund ended the period with a slightly short duration stance relative to the Barclays US Credit Index. The Fund was overweight in financials, utilities and industrials and underweight in non-corporate issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	90%
Taxable Municipal Bonds	3
Capital Trusts	2
Foreign Government Obligations	2
Foreign Agency Obligations	1
U.S. Treasury Obligations	1
U.S. Government Sponsored Agency Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	2%
AA/Aa	11
A	41
BBB/Baa	45
BB/Ba	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service(“Moody’s”) ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations which are chartered to promote economic development, collateralized mortgage obligations, US Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

[2]	An unmanaged index that includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[3]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series C Portfolio	6.98%	12.43%	8.04%	6.54%
Barclays US Credit Index	6.09	10.09	7.89	6.21

[4]	See “About Fund Performance” on page 10 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]
Series C Portfolio	$1,000.00	$1,069.80	$0.05	$0.00	$1,000.00	$1,025.02	$0.05	$1,025.07	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	5

Fund Summary as of September 30, 2012	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended September 30, 2012, the Fund outperformed its benchmark, the Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

—

The largest contributor to performance was the Fund’s exposure to commercial mortgage-backed securities (“CMBS”), which are not represented in the benchmark index. CMBS benefited from supportive policy from the US Federal Reserve as well as continued investor demand for yield. Security selection within agency mortgage-backed securities (“MBS”) also added to performance as the Fund managed against prepayment risk during the period.

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of financial futures contracts had a positive impact on performance.

—

Detracting from performance relative to the benchmark index was an underweight to agency MBS, as the sector performed well in the accommodative policy environment. Anticipation for and ultimately the announcement of a third round of stimulus from the US Federal Reserve in the form of an MBS purchase program was beneficial for the sector.

Describe recent portfolio activity.

—

During the six-month period, the Fund increased its allocation to agency MBS by adding exposure to lower-coupon issues and select higher-coupon issues deemed less vulnerable to rising prepayment activity. The Fund maintained an underweight to middle coupons as they were more likely to experience prepayments. Outside of the government-related space, the Fund increased exposure to the more liquid, high-quality issues within CMBS, which offered attractive carry (income). Also during the period, the Fund continued to shorten its duration profile. The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

—

Despite historically high prices in MBS, the presence of the US Federal Reserve in the market continues to support valuations. As of period end, the Fund continues to actively manage its allocations within MBS with consideration of prepayment expectations. Relative to the Barclays MBS Index, the Fund remained overweight in select lower-coupon issues and generally neutral in middle coupons, where prepayment activity appears to have peaked in light of the grandfathering of Ginnie Mae (“GNMA”) mortgage insurance premiums. The Fund also held an overweight in higher-coupon 30-year GNMA issues given the expectation that underlying borrowers in this space are less likely to refinance. The Fund continued to hold out-of-index exposure to higher-quality, very liquid CMBS offering high carry.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	82%
Non-Agency Mortgage-Backed Securities	14
Asset-Backed Securities	3
U.S. Treasury Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	84%
AA/Aa	10
A	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset- backed securities, collateralized mortgage obligations, US Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

[2]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

[3]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series M Portfolio	4.87%	7.33%	6.83%	5.73%
Barclays MBS Index	2.22	3.71	6.35	5.57

[4]	See “About Fund Performance” on page 10 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Series M Portfolio	$1,000.00	$1,048.70	$0.00	$1,000.00	$1,025.07	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	7

Fund Summary as of September 30, 2012	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended September 30, 2012, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

—

The Fund benefited from its exposure to spread sectors, which performed well despite heightened investor anxiety during the period. Whereas the first half of the reporting period was dominated by concerns about debt problems in Europe; the latter half was dominated by uncertainty around monetary policy in both the United States and Europe. In September, accommodative policy actions from the US and European central banks alleviated anxiety and increased investors’ risk appetite, despite lackluster fundamental economic data in the United States and the continuation of severe debt problems in Europe.

—

Relative to the benchmark index, the Fund’s significant overweight to investment grade credit had a positive impact on performance amid increased investor demand and spread compression. Also contributing to returns was an allocation to high yield debt, which is not represented in the benchmark index. Issuer selection within industrials boosted returns, as did the Fund’s duration positioning (sensitivity to interest rate movements) throughout the period.

—	Detracting slightly from performance relative to the benchmark index were the Fund’s underweight allocations to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”).

Describe recent portfolio activity.

—

During the six-month period, the Fund tactically adjusted duration exposure, moving from a long position to a neutral-short duration stance relative to the benchmark index. From a sector allocation perspective, the Fund increased its weighting in the investment grade credit, CMBS and ABS sectors to benefit from spread compression. Within CMBS, the Fund favored higher quality securities, while in the ABS space, the Fund focused on sub-prime auto loans and student loans. The Fund also increased exposure to agency mortgage-backed securities (“MBS”) prior to the announcement of the US Federal Reserve’s MBS purchase program, which prompted spread compression in the sector. Despite this recent rally, the Fund favors lower-coupon agency MBS over higher quality credits and agency securities.

Describe portfolio positioning at period end.

—

As of period end, the Fund held a core allocation to investment grade credit with a bias toward industrials and short-dated financial names in the banking and insurance sectors. The Fund also held exposure to CMBS, ABS, agency MBS and non-agency residential MBS. The Fund ended the period with a slightly short duration versus the BofA Merrill Lynch 1-3 Year Treasury Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	49%
Non-Agency Mortgage-Backed Securities	24
Asset-Backed Securities	12
U.S. Government Sponsored Agency Securities	12
Foreign Agency Obligations	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	41%
AA/Aa	11
A	23
BBB/Baa	24
BB/Ba	1

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]

The Fund is non-diversified and will primarily invest its assets in investment grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations which are chartered to promote economic development, obligations of domestic and non-US corporations, asset-backed securities, collateralized mortgage obligations, US Treasury and agency securities, derivatives, cash equivalent investments, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

[2]	An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

[3]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2012

		Average Annual Total Returns[4]
	6 Months Total Returns	1 Year	5 Years	Since Inception[5]
Series S Portfolio	2.94%	5.77%	5.16%	4.65%
BofA Merrill Lynch 1-3 Year Treasury Index	0.45	0.56	2.79	3.05

[4]	See “About Fund Performance” on page 10 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004. Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During the Period[6]	Ending Account Value September 30, 2012	Expenses Paid During the Period[7]
Series S Portfolio	$1,000.00	$1,029.40	$0.71	$0.00	$1,000.00	$1,024.37	$0.71	$1,025.07	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	9

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions and (b) operating expenses, including administration fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2012 and held through September 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	11

Schedule of Investments September 30, 2012 (Unaudited)	Series C Portfolio (Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value
Capital Markets – 0.2%
State Street Capital Trust IV, 1.39%, 6/01/77 (a)	$1,075	$796,319
Commercial Banks – 0.0%
Wachovia Capital Trust III, 5.57% (a)(b)	225	222,469
Consumer Finance – 0.4%
Capital One Capital V, 10.25%, 8/15/39	1,400	1,442,000
Diversified Financial Services – 0.6%
JPMorgan Chase & Co., 7.90% (a)(b)	1,500	1,703,595
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(c)	500	528,750

		2,232,345
Insurance – 1.2%
Lincoln National Corp., 7.00%, 5/17/66 (a)	875	884,844
MetLife, Inc., 6.40%, 12/15/36	900	944,173
New York Life Insurance Co., 6.75%, 11/15/39 (c)	925	1,282,719
Pacific Life Insurance Co., 9.25%, 6/15/39 (c)	605	801,505
Prudential Financial, Inc., 8.88%, 6/15/38 (a)	850	1,049,750

		4,962,991
Total Capital Trusts – 2.4%		9,656,124

Corporate Bonds
Aerospace & Defense – 1.3%
Lockheed Martin Corp., 6.15%, 9/01/36	345	447,362
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,391,869
United Technologies Corp.:
1.80%, 6/01/17	820	850,483
6.05%, 6/01/36	450	603,999
4.50%, 6/01/42	1,665	1,866,107

		5,159,820
Air Freight & Logistics – 0.3%
Federal Express Corp. 2012 Pass-Through Trust, 2.63%, 1/15/18 (c)	1,154	1,165,427
Airlines – 0.1%
U.S. Airways Pass-Through Trust, Series 2012-1, Class A, 5.90%, 10/01/24	450	482,625
Automobiles – 0.6%
Daimler Finance North America LLC, 2.30%, 1/09/15 (c)	800	820,737
Ford Motor Co., 7.40%, 11/01/46	430	516,000
Volkswagen International Finance NV, 1.63%, 3/22/15 (c)	850	863,970

		2,200,707

Corporate Bonds	Par (000)	Value
Beverages – 1.0%
Anheuser-Busch InBev Worldwide, Inc.:
1.38%, 7/15/17	$1,350	$1,366,489
2.50%, 7/15/22	1,100	1,115,580
SABMiller Holdings, Inc., 1.85%, 1/15/15 (c)	1,300	1,330,520

		3,812,589
Biotechnology – 1.3%
Amgen, Inc.:
1.88%, 11/15/14	1,975	2,027,458
2.30%, 6/15/16	550	573,617
5.15%, 11/15/41	375	417,856
5.38%, 5/15/43	2,000	2,317,674

		5,336,605
Capital Markets – 3.9%
Ameriprise Financial, Inc., 5.30%, 3/15/20	325	383,188
Credit Suisse AG/Guernsey, 1.63%, 3/06/15 (c)	370	376,398
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	3,525	3,678,986
6.25%, 9/01/17	635	744,328
6.15%, 4/01/18	875	1,021,282
5.75%, 1/24/22	1,840	2,119,452
6.25%, 2/01/41	725	838,802
Morgan Stanley:
0.94%, 10/15/15 (a)	2,050	1,953,289
6.25%, 8/28/17	885	1,003,987
7.30%, 5/13/19	1,625	1,917,492
5.50%, 7/28/21	220	240,765
UBS AG, 2.25%, 1/28/14	1,126	1,143,801

		15,421,770
Chemicals – 0.8%
The Dow Chemical Co., 5.25%, 11/15/41	575	652,450
Eastman Chemical Co., 2.40%, 6/01/17	1,995	2,083,596
Ecolab, Inc.:
2.38%, 12/08/14	265	274,822
5.50%, 12/08/41	250	310,914

		3,321,782
Commercial Banks – 6.3%
Associated Banc-Corp., 5.13%, 3/28/16	1,490	1,635,867
Barclays Bank Plc, 5.14%, 10/14/20	1,500	1,530,499
HSBC Bank USA, N.A., 4.63%, 4/01/14	5,500	5,768,109
HSBC Holdings Plc, 6.80%, 6/01/38	1,505	1,837,515
ING Bank NV:
2.38%, 6/09/14 (c)	850	854,590
3.00%, 9/01/15 (c)	1,625	1,669,200
Nordea Bank AB, 2.13%, 1/14/14 (c)	1,100	1,112,210
Regions Financial Corp., 5.75%, 6/15/15	550	590,552
Royal Bank of Scotland Group Plc, 5.00%, 11/12/13	3,000	3,060,900

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

GO	General Obligation Bonds	RB	Revenue Bonds
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

See Notes to Financial Statements.

12	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
Wells Fargo & Co.:
4.38%, 1/31/13	$5,015	$5,081,649
3.68%, 6/15/16 (d)	300	326,556
3.50%, 3/08/22	1,500	1,599,685

		25,067,332
Commercial Services & Supplies – 1.0%
The ADT Corp.:
2.25%, 7/15/17 (c)	400	411,698
3.50%, 7/15/22 (c)	1,850	1,921,952
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	1,575	1,605,555

		3,939,205
Communications Equipment – 0.2%
Brocade Communications Systems, Inc., 6.88%, 1/15/20	725	783,000
Computers & Peripherals – 0.1%
Hewlett-Packard Co., 2.63%, 12/09/14	545	559,420
Consumer Finance – 2.3%
American Express Credit Corp., 1.75%, 6/12/15	950	971,728
Capital One Financial Corp.:
2.13%, 7/15/14	2,350	2,397,858
2.15%, 3/23/15	550	563,937
Discover Bank, 8.70%, 11/18/19	650	839,271
SLM Corp.:
5.00%, 10/01/13	1,075	1,113,969
0.75%, 1/27/14 (a)	500	485,562
5.38%, 5/15/14	1,550	1,632,572
6.25%, 1/25/16	1,055	1,144,675

		9,149,572
Diversified Financial Services – 10.4%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20	1,000	1,050,000
Bank of America Corp.:
6.50%, 8/01/16	3,330	3,851,178
5.63%, 10/14/16	325	365,941
5.75%, 12/01/17	1,755	2,019,226
BP Capital Markets Plc, 3.13%, 10/01/15	2,875	3,069,919
Citigroup, Inc.:
5.50%, 10/15/14	4,050	4,367,273
4.75%, 5/19/15	785	845,042
5.30%, 1/07/16	1,000	1,099,257
4.45%, 1/10/17	1,675	1,839,783
6.00%, 10/31/33	100	107,807
6.13%, 8/25/36	100	108,584
5.88%, 1/30/42	325	391,558
CME Group Index Services LLC, 4.40%, 3/15/18 (c)	1,700	1,913,217
Ford Motor Credit Co. LLC, 2.75%, 5/15/15	2,350	2,396,617
General Electric Capital Corp.:
2.80%, 1/08/13 (e)	2,100	2,113,308
2.15%, 1/09/15 (e)	1,000	1,029,163
6.75%, 3/15/32 (e)	1,075	1,377,101
6.15%, 8/07/37 (e)	715	876,091
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,275,690
Iberdrola Finance Ireland Ltd., 3.80%, 9/11/14 (c)	750	763,507

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16	$575	$599,437
8.00%, 1/15/18	250	268,125
JPMorgan Chase & Co.:
6.00%, 1/15/18	2,150	2,563,368
3.25%, 9/23/22	2,725	2,762,861
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17	1,427	1,673,193
Merrill Lynch & Co., Inc.:
6.05%, 5/16/16	1,350	1,475,044
7.75%, 5/14/38	500	627,929
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)	634	651,912

		41,482,131
Diversified Telecommunication Services – 3.3%
AT&T Inc., 6.50%, 9/01/37	890	1,184,867
British Telecommunications Plc, 1.50%, 12/20/13 (a)	1,075	1,082,073
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (c)	950	999,022
Qwest Corp., 7.50%, 10/01/14	1,075	1,199,237
Telecom Italia Capital SA, 5.25%, 11/15/13	1,360	1,402,500
Telefonica Emisiones SAU, 7.05%, 6/20/36	700	682,500
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (c)	1,375	1,382,454
Verizon Communications, Inc.:
1.95%, 3/28/14	3,025	3,093,949
6.25%, 4/01/37	850	1,120,327
Verizon Global Funding Corp., 7.75%, 12/01/30	750	1,114,840

		13,261,769
Electric Utilities – 6.6%
American Transmission Systems, Inc., 5.25%, 1/15/22 (c)	400	464,099
Carolina Power & Light Co., 6.30%, 4/01/38	750	1,029,198
The Cleveland Electric Illuminating Co., 5.65%, 12/15/13	450	473,001
Duke Energy Carolinas LLC, 5.25%, 1/15/18	450	540,160
Duke Energy Corp., 3.35%, 4/01/15	1,700	1,797,832
E.ON International Finance BV, 5.80%, 4/30/18 (c)	1,100	1,329,900
Exelon Generation Co. LLC, 4.25%, 6/15/22 (c)	1,936	2,048,429
Florida Power & Light Co., 5.95%, 2/01/38	1,075	1,466,864
Great Plains Energy, Inc., 5.29%, 6/15/22 (d)	745	835,270
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	2,010,403
Kentucky Utilities Co., 5.13%, 11/01/40	1,050	1,306,500
Kiowa Power Partners LLC, 4.81%, 12/30/13 (c)	5	4,992
Louisville Gas & Electric Co., 1.63%, 11/15/15	299	308,373
MidAmerican Energy Holdings Co.:
5.30%, 3/15/18	2,170	2,598,456
5.75%, 4/01/18	1,475	1,773,195
Mississippi Power Co., 4.25%, 3/15/42	400	410,475
Ohio Edison Co., 6.40%, 7/15/16	190	225,176
Ohio Power Co.:
5.38%, 10/01/21	675	826,368
6.60%, 3/01/33	675	884,943

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	13

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22	$650	$689,538
5.30%, 6/01/42	1,650	1,802,919
PacifiCorp, 6.00%, 1/15/39	450	607,569
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,242,409
3.15%, 4/01/22	775	789,235
Southern California Edison Co., 5.35%, 7/15/35	825	1,023,643

		26,488,947
Energy Equipment & Services – 1.5%
Ensco Plc, 3.25%, 3/15/16	1,600	1,707,045
Halliburton Co., 7.45%, 9/15/39	320	489,209
Transocean, Inc.:
5.05%, 12/15/16	1,150	1,285,076
6.00%, 3/15/18	600	700,639
6.50%, 11/15/20	1,175	1,403,161
6.38%, 12/15/21	280	335,110
3.80%, 10/15/22	200	201,035

		6,121,275
Food & Staples Retailing – 1.7%
CVS Caremark Corp., 5.75%, 6/01/17	680	820,110
Tesco Plc, 5.50%, 11/15/17 (c)	1,840	2,152,472
Walgreen Co.:
5.25%, 1/15/19	690	809,883
3.10%, 9/15/22	500	507,414
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	836,146
6.50%, 8/15/37	1,060	1,518,604
6.20%, 4/15/38	230	317,083

		6,961,712
Food Products – 1.5%
Kraft Foods Group, Inc.:
6.88%, 1/26/39 (c)	368	502,252
5.00%, 6/04/42 (c)	1,950	2,175,375
Mondelez International, Inc., 6.50%, 8/11/17	2,640	3,245,840

		5,923,467
Gas Utilities – 0.3%
Atmos Energy Corp., 8.50%, 3/15/19	800	1,068,091
Health Care Equipment & Supplies – 1.1%
CareFusion Corp., 6.38%, 8/01/19	695	832,310
Covidien International Finance SA:
1.35%, 5/29/15	800	810,310
6.00%, 10/15/17	2,300	2,827,291

		4,469,911
Health Care Providers & Services – 1.1%
Aetna, Inc., 4.50%, 5/15/42	900	913,757
Aristotle Holding, Inc.:
2.10%, 2/12/15 (c)	775	795,036
3.50%, 11/15/16 (c)	458	495,155
Coventry Health Care, Inc., 5.45%, 6/15/21	850	995,107
WellPoint, Inc.:
3.30%, 1/15/23	300	303,429
6.38%, 6/15/37	375	463,904
4.63%, 5/15/42	400	403,790

		4,370,178

Corporate Bonds	Par (000)	Value
Independent Power Producers & Energy Traders – 0.2%
Ipalco Enterprises, Inc., 5.00%, 5/01/18	$925	$968,937
Industrial Conglomerates – 0.4%
Hutchison Whampoa International Ltd., 4.63%, 9/11/15 (c)	1,000	1,082,296
Tyco Electronics Group SA, 3.50%, 2/03/22	600	613,091

		1,695,387
Insurance – 6.4%
ACE INA Holdings, Inc., 2.60%, 11/23/15	625	655,069
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	909,590
American International Group, Inc.:
4.88%, 9/15/16	500	558,122
3.80%, 3/22/17	900	968,051
5.45%, 5/18/17	725	826,619
5.85%, 1/16/18	1,450	1,681,903
6.40%, 12/15/20	485	590,775
4.88%, 6/01/22	2,000	2,253,914
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (c)	425	434,007
Genworth Financial, Inc.:
6.52%, 5/22/18	200	203,567
7.63%, 9/24/21	780	796,095
International Lease Finance Corp., 6.38%, 3/25/13	750	765,000
Manulife Financial Corp., 4.90%, 9/17/20	750	829,096
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (c)	575	848,380
MetLife Institutional Funding II, 1.63%, 4/02/15 (c)	6,000	6,089,574
New York Life Global Funding, 1.30%, 1/12/15 (c)(e)	1,300	1,320,232
Pricoa Global Funding I, 5.40%, 10/18/12 (c)	2,125	2,129,046
Prudential Financial, Inc.:
5.70%, 12/14/36	825	922,153
6.63%, 6/21/40	1,025	1,279,399
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	1,050	1,441,841

		25,502,433
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc., 5.00%, 7/15/20	875	1,003,021
Life Technologies Corp., 3.50%, 1/15/16	1,295	1,363,078

		2,366,099
Machinery – 0.3%
AGCO Corp., 5.88%, 12/01/21	775	849,353
Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	220	230,173

		1,079,526
Media – 9.8%
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13	3,000	3,106,605
Comcast Corp.:
5.90%, 3/15/16	955	1,109,690
6.50%, 11/15/35	1,375	1,775,561
6.55%, 7/01/39	500	654,126
COX Communications, Inc.:
7.13%, 10/01/12	2,250	2,250,000
4.63%, 6/01/13	5,000	5,138,430
8.38%, 3/01/39 (c)	625	951,590

See Notes to Financial Statements.

14	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50%, 3/01/16	$1,950	$2,075,042
3.80%, 3/15/22	1,250	1,286,330
6.38%, 3/01/41	229	268,088
Discovery Communications LLC:
3.70%, 6/01/15	1,175	1,256,875
4.95%, 5/15/42	525	571,966
Grupo Televisa SAB, 6.63%, 1/15/40	900	1,187,346
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	1,375	1,527,969
NBCUniversal Media LLC, 2.88%, 4/01/16	587	621,750
News America, Inc.:
7.28%, 6/30/28	1,075	1,337,634
6.40%, 12/15/35	1,025	1,270,140
Omnicom Group, Inc., 4.45%, 8/15/20	999	1,111,870
TCM Sub LLC, 3.55%, 1/15/15 (c)	1,750	1,842,006
Thomson Reuters Corp., 5.95%, 7/15/13	2,300	2,397,000
Time Warner Cable, Inc.:
7.50%, 4/01/14	1,425	1,564,525
5.85%, 5/01/17	2,000	2,382,312
8.25%, 4/01/19	1,120	1,503,289
Time Warner, Inc., 6.25%, 3/29/41	682	864,021
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	820	897,900

		38,952,065
Metals & Mining – 1.9%
Barrick Gold Corp., 2.90%, 5/30/16	750	787,452
Barrick North America Finance LLC, 5.70%, 5/30/41	950	1,087,833
Cliffs Natural Resources, Inc., 4.80%, 10/01/20	600	588,802
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	1,530	1,531,545
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	1,025	1,380,323
Rio Tinto Finance USA Plc, 2.88%, 8/21/22	675	671,994
Southern Copper Corp., 6.75%, 4/16/40	450	517,594
Teck Resources Ltd., 6.25%, 7/15/41	800	870,678

		7,436,221
Multiline Retail – 0.2%
Kohl’s Corp., 6.25%, 12/15/17	600	733,223
Multi-Utilities – 2.4%
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	1,020,480
NiSource Finance Corp.:
6.40%, 3/15/18	580	709,399
5.25%, 2/15/43	800	892,778
Northern States Power Co., 6.20%, 7/01/37	725	1,014,713
Sempra Energy, 6.50%, 6/01/16	975	1,161,000
Virginia Electric & Power Co.:
5.40%, 1/15/16	3,000	3,439,749
6.00%, 1/15/36	900	1,201,405

		9,439,524

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels – 7.7%
Anadarko Petroleum Corp.:
5.75%, 6/15/14	$900	$967,102
6.38%, 9/15/17	2,645	3,188,860
6.20%, 3/15/40	700	857,732
Apache Corp., 5.25%, 2/01/42	600	736,409
Canadian Natural Resources Ltd., 5.90%, 2/01/18	1,700	2,061,010
Cenovus Energy, Inc., 6.75%, 11/15/39	355	479,648
DCP Midstream LLC:
5.35%, 3/15/20 (c)	260	285,275
4.75%, 9/30/21 (c)	161	170,831
El Paso Natural Gas Co., 8.63%, 1/15/22	485	653,566
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20	390	462,671
5.00%, 10/01/21	900	991,217
Energy Transfer Partners LP:
5.20%, 2/01/22	2,300	2,551,397
6.50%, 2/01/42	1,300	1,500,109
Enterprise Products Operating LLC:
3.70%, 6/01/15	500	534,568
6.45%, 9/01/40	800	993,739
5.70%, 2/15/42	490	566,198
EOG Resources, Inc., 2.50%, 2/01/16	1,000	1,053,615
Kinder Morgan Energy Partners LP:
3.95%, 9/01/22	875	939,943
7.30%, 8/15/33	1,400	1,766,132
5.63%, 9/01/41	475	531,409
Nexen, Inc., 6.40%, 5/15/37	1,300	1,650,229
Phillips 66, 2.95%, 5/01/17 (c)	760	804,001
Ruby Pipeline LLC, 4.50%, 4/01/17 (c)	900	933,379
Schlumberger Norge AS, 4.20%, 1/15/21 (c)	975	1,100,079
Shell International Finance BV, 6.38%, 12/15/38	800	1,152,160
Valero Energy Corp., 6.63%, 6/15/37	426	514,167
Western Gas Partners LP, 5.38%, 6/01/21	1,025	1,165,015
The Williams Cos., Inc.:
7.88%, 9/01/21	550	721,123
7.75%, 6/15/31	186	237,914
8.75%, 3/15/32	155	215,026
Williams Partners LP:
4.00%, 11/15/21	435	468,130
6.30%, 4/15/40	225	281,660

		30,534,314
Paper & Forest Products – 0.6%
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	900	1,080,382
International Paper Co., 7.95%, 6/15/18	1,150	1,480,124

		2,560,506
Pharmaceuticals – 3.7%
Allergan, Inc., 5.75%, 4/01/16	550	638,631
Hospira, Inc., 5.90%, 6/15/14	1,075	1,154,827
Merck & Co., Inc., 6.55%, 9/15/37	625	924,711
Roche Holding, Inc., 6.00%, 3/01/19 (c)	1,200	1,506,589

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	15

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
Sanofi-Aventis SA, 2.63%, 3/29/16	$430	$455,085
Teva Pharmaceutical Finance Co. LLC:
5.55%, 2/01/16	2,400	2,738,184
6.15%, 2/01/36	650	858,740
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	415	449,866
Watson Pharmaceuticals, Inc.:
5.00%, 8/15/14	1,025	1,099,832
1.88%, 10/01/17	220	222,448
Wyeth LLC:
5.50%, 2/15/16	1,110	1,284,731
5.45%, 4/01/17	1,500	1,788,127
5.95%, 4/01/37	1,175	1,592,408

		14,714,179
Professional Services – 0.2%
Experian Finance Plc, 2.38%, 6/15/17 (c)	600	608,365
Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.:
4.63%, 4/01/15	2,500	2,693,255
4.70%, 3/15/22	575	630,733
Boston Properties LP, 3.85%, 2/01/23	750	789,921
Developers Diversified Realty Corp.:
4.75%, 4/15/18	280	310,654
7.88%, 9/01/20	350	451,163
HCP, Inc., 3.75%, 2/01/16	525	557,179
Plum Creek Timberlands LP, 4.70%, 3/15/21	875	932,293
ProLogis LP, 6.25%, 3/15/17	525	601,176
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	845	928,681

		7,895,055
Road & Rail – 1.5%
Asciano Finance Ltd., 5.00%, 4/07/18 (c)	600	644,380
Burlington Northern Santa Fe LLC:
5.65%, 5/01/17	425	508,112
5.75%, 5/01/40	500	626,241
Canadian National Railway Co., 6.25%, 8/01/34	1,100	1,536,787
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	625,387
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 7/11/14 (c)	475	478,777
3.13%, 5/11/15 (c)	1,500	1,534,621

		5,954,305
Semiconductors & Semiconductor Equipment – 0.5%
Samsung Electronics America, Inc., 1.75%, 4/10/17 (c)	2,155	2,184,955
Software – 1.1%
BMC Software, Inc., 4.25%, 2/15/22	700	724,772
Oracle Corp.:
5.25%, 1/15/16	2,100	2,410,176
5.38%, 7/15/40	475	605,936
Symantec Corp., 2.75%, 6/15/17	575	591,051

		4,331,935
Specialty Retail – 0.6%
Lowe’s Cos., Inc., 4.65%, 4/15/42	875	953,726

Corporate Bonds	Par (000)	Value
Specialty Retail (concluded)
QVC, Inc.:
7.50%, 10/01/19 (c)	$865	$957,128
7.38%, 10/15/20 (c)	310	344,642

		2,255,496
Tobacco – 1.5%
Altria Group, Inc.:
9.95%, 11/10/38	140	235,391
10.20%, 2/06/39	936	1,603,887
B.A.T. International Finance Plc, 1.40%, 6/05/15 (c)	1,200	1,209,196
Lorillard Tobacco Co., 3.50%, 8/04/16	1,100	1,164,295
Philip Morris International, Inc., 5.65%, 5/16/18	1,385	1,696,801

		5,909,570
Wireless Telecommunication Services – 3.2%
Alltel Corp., 7.88%, 7/01/32	470	742,613
America Movil SAB de CV:
5.50%, 3/01/14	1,250	1,329,705
2.38%, 9/08/16	3,140	3,267,449
3.13%, 7/16/22	650	669,813
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	305	427,326
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	1,450	1,746,357
Rogers Communications, Inc., 7.50%, 3/15/15	2,125	2,461,942
Vodafone Group Plc, 5.75%, 3/15/16	2,000	2,316,780

		12,961,985
Total Corporate Bonds – 91.5%		364,631,415

Foreign Agency Obligations
Nakilat, Inc., 6.07%, 12/31/33 (c)	25	29,500
Petrobras International Finance Co.:
2.88%, 2/06/15	775	796,565
3.88%, 1/27/16	700	740,467
5.88%, 3/01/18	2,350	2,677,266
7.88%, 3/15/19	450	565,236
6.88%, 1/20/40	845	1,057,891
Total Foreign Agency Obligations – 1.5%		5,866,925

Foreign Government Obligations
Brazil – 0.6%
Federative Republic of Brazil:
4.88%, 1/22/21	1,400	1,673,000
5.63%, 1/07/41	440	563,200

		2,236,200
Colombia – 0.2%
Republic of Colombia, 4.38%, 7/12/21	825	949,987

See Notes to Financial Statements.

16	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)	Value
Mexico – 1.1%
United Mexican States:
5.88%, 2/17/14	$1,775	$1,885,937
5.95%, 3/19/19	1,100	1,364,000
4.75%, 3/08/44	900	1,001,250

		4,251,187
United Arab Emirates – 0.5%
Abu Dhabi Government International Bonds, 6.75%, 4/08/19	1,750	2,211,125
Total Foreign Government Obligations – 2.4%		9,648,499

Taxable Municipal Bonds
Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,303,400
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	2,000	2,906,320
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	2,325	3,493,708
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	1,200	1,408,920
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,308,346
State of California GO:
7.30%, 10/01/39	510	679,065
7.63%, 3/01/40	150	206,997
7.60%, 11/01/40	430	596,900
State of Illinois GO, 4.42%, 1/01/15	1,100	1,167,276
Total Taxable Municipal Bonds – 3.3%		13,070,932

U.S. Government Sponsored Agency Securities
Agency Obligations – 0.5%
Fannie Mae, 1.83%, 10/09/19 (e)(f)	2,250	1,979,275

U.S. Treasury Obligations – 0.6%
U.S. Treasury Notes, 0.63%, 5/31/17 (e)	2,560	2,566,400
Total Long-Term Investments (Cost – $369,643,888) – 102.2%		407,419,570

Short-Term Securities	Shares	Value
Dreyfus Treasury Prime, 0.00% (g)	342,174	$342,174
Total Short-Term Securities (Cost – $342,174) – 0.1%		342,174

Options Purchased	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions – 0.1%
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.	$6,800	86,553
Receive a fixed rate of 2.61% and pay a floating rate based on 3-month LIBOR, Expires 1/13/14, Broker Credit Suisse Group AG	1,400	90,533
Receive a fixed rate of 2.70% and pay a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.	2,100	111,955

		289,041
Over-the-Counter Interest Rate Put Swaptions – 0.0%
Pay a fixed rate of 0.71% and receive a floating rate based on 3-month LIBOR, Expires 7/01/13, Broker Credit Suisse Group AG	18,150	14,819
Pay a fixed rate of 1.16% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.	6,800	44,596
Pay a fixed rate of 2.61% and receive a floating rate based on 3-month LIBOR, Expires 1/13/14, Broker Credit Suisse Group AG	1,400	24,967
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 3/11/13, Broker Citigroup, Inc.	2,100	94,113
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	3,500	82,408

		260,903
Total Options Purchased (Cost – $718,662) – 0.1%		549,944
Total Investments Before Options Written (Cost – $370,704,724) – 102.4%		408,311,688

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	17

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Interest Rate Call Swaptions – (0.6)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Credit Suisse Group AG	$7,000	$(41,033)
Pay a fixed rate of 1.15% and receive a floating rate based on 3-month LIBOR, Expires 9/12/14, Broker Citigroup, Inc.	7,800	(65,603)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Citigroup, Inc.	2,000	(31,811)
Pay a fixed rate of 4.71% and receive a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citigroup, Inc.	9,600	(2,256,594)

		(2,395,041)
Over-the-Counter Interest Rate Put Swaptions – (0.0)%
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Credit Suisse Group AG	7,000	(60,087)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 9/12/14, Broker Citigroup, Inc.	7,800	(70,343)
Receive a fixed rate of 2.40% and pay a floating rate based on 3-month LIBOR, Expires 5/08/14, Broker Citigroup, Inc.	2,000	(8,549)
Receive a fixed rate of 4.71% and pay a floating rate based on 3-month LIBOR, Expires 3/24/14, Broker Citigroup, Inc.	9,600	(18,702)
Receive a fixed rate of 6.00% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	7,000	(72,113)

		(229,794)
Total Options Written (Premiums Received – $1,604,900) – (0.6)%		(2,624,835)
Total Investments Net of Options Written – 101.8%		405,686,853
Liabilities in Excess of Other Assets – (1.8)%		(7,076,850)

Net Assets – 100.0%		$398,610,003

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents the current yield as of report date.
—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of September 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank AG	0.21%	6/05/12	Open	$2,334,150	$2,335,755
UBS AG	0.33%	7/16/12	Open	2,010,750	2,012,170
BNP Paribas SA	0.06%	7/18/12	Open	220,550	220,579
Deutsche Bank AG	0.13%	7/19/12	Open	1,873,125	1,873,626
Credit Suisse Group AG	0.35%	8/02/12	Open	865,150	865,655
Credit Suisse Group AG	0.35%	8/02/12	Open	977,500	978,070
UBS AG	0.34%	8/03/12	Open	1,357,188	1,357,944
UBS AG	0.34%	8/03/12	Open	1,248,000	1,248,695
Total				$10,886,413	$10,892,494

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
114	U.S. Treasury Bonds (20 Year)	Chicago Mercantile	December 2012	$17,028,750	(54,914)
128	U.S. Treasury Notes (10 Year)	Chicago Mercantile	December 2012	$17,086,000	$110,647
8	Ultra Treasury Bonds	Chicago Mercantile	December 2012	$1,321,750	(15,047)
Total					$40,686

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
16	U.S. Treasury Notes (2 Year)	Chicago Mercantile	December 2012	$3,528,500	$(1,470)

See Notes to Financial Statements.

18	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series C Portfolio

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.44%[1]	3-month LIBOR	Credit Suisse Group AG	8/29/14	$7,400	$(8,729)

2.05%[2]	3-month LIBOR	Credit Suisse Group AG	5/04/22	$800	35,000

2.06%[2]	3-month LIBOR	Credit Suisse Group AG	5/08/22	$6,100	271,724

1.80%[2]	3-month LIBOR	Citigroup, Inc.	6/01/22	$1,300	23,769

1.76%[2]	3-month LIBOR	Citigroup, Inc.	6/25/22	$2,200	15,435

2.48%[1]	3-month LIBOR	Credit Suisse Group AG	7/05/42	$1,800	45,663

2.26%[1]	3-month LIBOR	Goldman Sachs Group, Inc.	7/26/42	$900	58,386

2.25%[1]	3-month LIBOR	Credit Suisse Group AG	7/27/42	$600	56,670

2.46%[1]	3-month LIBOR	Deutsche Bank AG	8/07/42	$1,800	50,868

2.51%[1]	3-month LIBOR	Credit Suisse Group AG	8/10/42	$1,000	19,176

2.71%[1]	3-month LIBOR	Credit Suisse Group AG	8/21/42	$200	(9,853)
Total					$558,109

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

News America, Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	$3,000	$(29,640)

CIGNA Corp.	1.00%	Goldman Sachs Group, Inc.	9/20/17	$1,200	(11,388)

General Dynamics Corp.	1.00%	Credit Suisse Group AG	9/20/17	$1,380	(4,040)

Humana, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	$1,200	(5,293)

Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	$1,380	(12,433)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	$1,165	$(4,601)

Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	$1,165	(3,429)

Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	$1,400	(11,394)
Total					$(82,218)

—	Credit default swaps on single-name issues - sold protection outstanding as of September 30, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation

Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB-	$200	$5,541

The Interpublic Group of Cos., Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	BB+	$3,000	45,532

Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	BBB+	$1,400	12,065

United- Health Group, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A	$1,200	17,645

WellPoint, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	Not Rated	$1,200	7,106
Total						$87,889

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	19

Schedule of Investments (concluded)	Series C Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	–	$407,419,570	–	$407,419,570
Short-Term Securities	$342,174	–	–	342,174
Total	$342,174	$407,419,570	–	$407,761,744

[1]	See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	–	$87,889	–	$87,889
Interest rate contracts	$110,647	1,126,635	–	1,237,282
Liabilities:
Credit contracts	–	(82,218)	–	(82,218)
Interest rate contracts	(71,431)	(2,643,417)	–	(2,714,848)
Total	$39,216	$(1,511,111)	–	$(1,471,895)

[2]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$573,000	–	–	$573,000
Cash pledged as collateral for swap contracts	2,026,000	–	–	2,026,000
Liabilities:
Bank overdraft	–	$(36,198)	–	(36,198)
Reverse repurchase agreements	–	(10,886,413)	–	(10,886,413)
Total	$2,599,000	$(10,922,611)	–	$(8,323,611)

There were no transfers between levels during the six months ended September 30, 2012.

See Notes to Financial Statements.

20	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012 (Unaudited)	Series M Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AH Mortgage Servicer Advance Revolving Trust 1, Series SART-1, Class A1R, 2.23%, 5/10/43 (a)	$2,169	$2,176,814
CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.09%, 1/15/15 (a)	516	516,433
DT Auto Owner Trust, Series 2012-1A, Class A, 1.05%, 1/15/15 (a)	682	682,661
Ford Credit Auto Owner Trust, Series 2009-A, Class A4, 6.07%, 5/15/14	1,275	1,293,430
Harley-Davidson Motorcycle Trust, Series 2009-3, Class A4, 2.54%, 4/15/17	314	314,760
SLM Student Loan Trust:
Series 2008-4, Class A4, 2.10%, 7/25/22 (b)	7,350	7,621,685
Series 2012-C, Class A1, 1.32%, 8/15/23 (a)(b)	1,812	1,824,454
Total Asset-Backed Securities – 4.7%		14,430,237

Corporate Bonds
Diversified Financial Services – 1.0%
Tiers Trust, Series 2012-01, 2.19%, 5/12/14 (a)(b)	3,100	3,100,000

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities – 25.4%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.97%, 11/15/15 (a)(b)	5,327	5,321,120
Bear Stearns Commercial Mortgage Securities:
Series 2004-T16, Class A6, 4.75%, 2/13/46 (b)	7,355	7,889,164
Series 2005-PW10, Class A4, 5.41%, 12/11/40 (b)	1,000	1,126,376
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)	10,255	12,045,113
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	578,777
Commercial Mortgage Asset Trust, Series 2006-C8, Class A3, 5.31%, 12/10/46	5,000	5,166,260
Credit Suisse Mortgage Capital Certificates:
Series 2006-C1, Class A3, 5.59%, 2/15/39 (b)	3,210	3,294,810
Series 2006-C4, Class A3, 5.47%, 9/15/39	5,770	6,509,766
Deutsche Bank ReREMIC Trust, Series 2012-EZ1, Class A, 0.95%, 9/24/45 (a)	2,036	2,040,023
GE Capital Commercial Mortgage Corp., Series 2004-C2, Class A4, 4.89%, 3/10/40	1,040	1,093,709
GMAC Commercial Mortgage Securities,Inc.:
Series 2002-C3, Class B, 5.10%, 7/10/39 (b)	1,000	1,002,955
Series 2003-C2, Class A2, 5.64%, 5/10/40 (b)	3,465	3,573,416

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1, Class B, 5.10%, 11/11/12 (b)	$930	$934,650
Series 2005-GG3, Class A3, 4.57%, 8/10/42	695	700,029
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)	10,335	11,835,745
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2005-CB12, Class A4, 4.90%, 9/12/37	280	309,065
Series 2006-LDP7, Class A4, 6.06%, 4/15/45 (b)	2,105	2,427,785
Series 2006-LDP9, Class A25, 5.30%, 5/15/47	3,868	3,901,396
LB-UBS Commercial Mortgage Trust:
Series 2004-C4, Class A4, 5.45%, 6/15/29 (b)	220	235,068
Series 2006-C3, Class A4, 5.66%, 3/15/39 (b)	355	405,258
Series 2007-C2, Class A2, 5.30%, 2/15/40	1,090	1,090,909
Morgan Stanley Capital I, Inc., Series 2007-IQ15, Class A2, 6.04%, 6/11/49 (b)	4,029	4,095,674
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2, 5.50%, 10/15/48	3,138	3,150,962

		78,728,030
Interest Only Commercial Mortgage-Backed Securities – 0.3%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR2, Class XA, 2.14%, 8/15/45 (b)	8,880	1,122,869
Total Non-Agency Mortgage-Backed Securities – 25.7%		79,850,899

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations – 0.1%
Freddie Mac, Series 2864, Class NA, 5.50%, 1/15/31	289	295,053
Federal Deposit Insurance Corporation Guaranteed – 1.7%
Citigroup Funding, Inc., 2.25%, 12/10/12	5,320	5,341,344
Interest Only Collateralized Mortgage Obligations – 1.4%
Fannie Mae:
Series 2010-41, Class JS, 6.28%, 11/25/39 (b)	2,013	184,308
Series 2011-135, Class PS, 5.83%, 4/25/41 (b)	2,190	282,866
Series 2012-M9, Class X1, 4.25%, 12/25/17 (b)	18,336	3,252,243
Freddie Mac Multi-Family Structured Pass-Through Certificates, Series K020, Class X1, 1.48%, 5/25/22 (b)	4,433	475,342

		4,194,759

See Notes to Financial Statements

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	21

Schedule of Investments (continued)	Series M Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities – 140.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27 (c)	$19,700	$20,709,623
3.00%, 9/16/14-10/01/42 (c)	43,730	46,211,834
3.50%, 12/01/26-10/01/42 (c)	46,138	49,477,792
4.00%, 10/01/27-10/01/42(c)	18,276	19,723,205
4.50%, 10/01/26-10/01/42(c)	38,000	41,111,194
5.00%, 10/01/35-10/01/42(c)	23,020	25,111,410
5.50%, 10/01/42 (c)	27,000	29,598,750
6.00%, 2/01/38-10/01/42 (c)	32,855	36,342,194
6.50%, 9/01/36-10/01/42 (c)	11,787	13,376,536
Freddie Mac Mortgage-Backed Securities:
3.04%, 5/01/36 (b)	1,115	1,201,691
3.50%, 7/01/18-10/01/42 (c)	6,100	6,478,902
4.00%, 6/01/18-10/01/42 (c)	31,212	33,365,480
5.00%, 11/01/42 (c)	4,000	4,331,250
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/42 (c)	6,000	6,423,750
3.50%, 8/20/42-10/15/42 (c)	11,491	12,589,094
4.00%, 10/20/40-10/15/42(c)	24,632	27,158,705
4.50%, 8/20/40-10/15/42 (c)	17,890	19,591,829
5.00%, 7/15/33-10/15/42 (c)	13,355	14,811,628
5.50%, 7/15/38-12/20/41	5,281	5,893,290
6.00%, 12/20/41-10/15/42(c)	7,909	8,939,146
6.50%, 10/15/42 (c)	12,000	13,758,750

		436,206,053
Total U.S. Government Sponsored Agency Securities – 143.7%		446,037,209

U.S. Treasury Obligations
U.S. Treasury Notes:
0.75%, 6/30/17	1,550	1,561,746
1.00%, 6/30/19-8/31/19	2,025	2,024,379
Total U.S. Treasury Obligations – 1.2%		3,586,125
Total Long-Term Investments (Cost – $539,222,892) – 176.3%		547,004,470

Short-Term Securities	Shares
Dreyfus Treasury Prime, 0.00% (d)	84,455,396	84,455,396
Total Short-Term Securities (Cost – $84,455,396) – 27.2%		84,455,396
Total Investments Before TBA Sale Commitments (Cost – $623,678,288) – 203.5%		631,459,866

TBA Sale Commitments (c)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27	$17,500	$(18,396,875)
3.00%, 10/01/27-10/01/42	10,800	(11,415,751)
3.50%, 10/01/27-10/01/42	24,400	(26,093,031)
4.00%, 10/01/42	12,400	(13,357,125)
4.50%, 10/01/27-10/01/42	4,700	(5,075,407)
5.00%, 10/01/42	4,000	(4,361,250)
5.50%, 10/01/42	1,700	(1,863,621)
6.00%, 10/01/42	15,500	(17,112,969)
Freddie Mac Mortgage-Backed Securities:
3.50%, 10/01/27-10/01/42	6,100	(6,472,313)
4.00%, 10/01/27	7,600	(8,084,500)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/42	4,300	(4,603,688)
3.50%, 10/15/42	9,100	(9,963,438)
4.00%, 10/15/42	10,400	(11,463,153)
5.00%, 10/15/42	9,100	(10,036,000)
5.50%, 10/15/42	1,300	(1,445,844)
Total TBA Sale Commitments (Proceeds – $149,232,301) – (48.3)%		(149,744,965)
Total Investments Net of TBA Sale Commitments – 155.2%		481,714,901
Liabilities in Excess of Other Assets – (55.2)%		(163,167,903)

Net Assets – 100.0%		$318,546,998

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$(2,680,469)	$(24,609)
Citigroup, Inc.	$1,249,156	$93,031
Credit Suisse Group AG	$108,818,938	$424,789
Deutsche Bank AG	$57,369,692	$137,925
Goldman Sachs Group, Inc.	$9,675,715	$(55,973)
JPMorgan Chase & Co.	$(7,278,875)	$140,113
Jeffries & Co.	$(883,250)	$(1,375)
Merrill Lynch	$6,236,281	$93,277
Morgan Stanley	$(4,785,622)	$(74,148)
Nomura Securities International	$(3,127,469)	$1,813
UBS AG	$1,072,188	$7,344
Wells Fargo & Co.	$(62,813)	$5,859

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

22	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series M Portfolio

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation

567	U.S. Treasury Notes (2 Year)	Chicago Mercantile	December 2012	$125,041,219	$$39,642

233	U.S. Treasury Notes (10 Year)	Chicago Mercantile	December 2012	$31,101,859	328,041

39	Ultra Treasury Bonds	Chicago Mercantile	December 2012	$6,443,531	86,596
Total					$454,279

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

398	U.S. Treasury Notes (5 Year)	Chicago Mercantile	December 2012	$49,603,859	$(182,789)

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

0.39%[1]	3-month LIBOR	Citigroup, Inc.	9/14/14	$43,000	(16,310)

2.66%[1]	3-month LIBOR	Deutsche Bank AG	9/26/42	$4,400	(51,305)
Total					$(67,615)

[1]	Fund pays the fixed rate and receives the floating rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$14,430,237	–	$14,430,237
Corporate Bonds	–	–	$3,100,000	3,100,000
Non-Agency Mortgage-Backed Securities	–	77,810,876	2,040,023	79,850,899
U.S. Government Sponsored Agency Securities	–	445,561,867	475,342	446,037,209
U.S. Treasury Obligations	–	3,586,125	–	3,586,125
Short-Term Securities	$84,455,396	–	–	84,455,396
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(149,744,965)	–	(149,744,965)
Total	$84,455,396	$391,644,140	$5,615,365	$481,714,901

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$454,279	–	–	$454,279
Liabilities:
Interest rate contracts	(182,789)	$(67,615)	–	(250,404)
Total	$271,490	$(67,615)	–	$203,875

[1]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	23

Schedule of Investments (concluded)	Series M Portfolio

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$206,024	–	–	$206,024
Cash pledged as collateral for financial futures contracts	510,000	–	–	510,000
Total	$716,024	–	–	$716,024

There were no transfers between Level 1 and Level 2 during the six months ended September 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Non- Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of March 31, 2012	–	–	–	–
Transfers into Level 3[2]	–	–	–	–
Transfers out of Level 3[2]	–	–	–	–
Accrued discounts/ premiums	$(185)	–	–	$(185)
Net realized gain (loss)	–	–	–	–
Net change in unrealized appreciation/ depreciation[3]	(745)	$2,797	$(4,359)	(2,307)
Purchases	3,100,930	2,037,226	479,701	5,617,857
Sales	–	–	–	–

Closing Balance, as of September 30, 2012	$3,100,000	$2,040,023	$475,342	$5,615,365

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $(2,307).

See Notes to Financial Statements

24	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments September 30, 2012 (Unaudited)	Series S Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AH Mortgage Advance Co. Ltd., Series SART-3,Class 1A1, 2.98%, 3/13/43 (a)	$570	$573,732
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17	669	710,851
Series 2010-4, Class A3, 1.27%, 4/08/15	860	862,742
Series 2011-1, Class A3, 1.39%, 9/08/15	330	331,938
Series 2012-2, Class D, 3.38%, 4/09/18	435	446,431
Chesapeake Funding LLC, Series 2012-1A,Class A, 0.98%, 11/07/23 (a)(b)	400	400,990
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.97%, 8/15/18 (a)(b)	697	729,650
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class A, 2.61%, 3/15/19 (a)	710	720,231
Series 2012-1A, Class A, 2.20%, 9/16/19 (a)	1,150	1,157,810
DT Auto Owner Trust:
Series 2012-2A, Class A, 0.91%, 11/16/15 (a)	761	761,238
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)	880	881,558
Ford Credit Auto Lease Trust, Series 2010-B, Class A4, 1.04%, 12/15/13 (a)	528	528,153
Ford Credit Auto Owner Trust, Series 2009-A, Class A4, 6.07%, 5/15/14	262	266,294
Ford Credit Floorplan Master Owner Trust:
Series 2010-1, Class A, 1.87%, 12/15/14 (a)(b)	1,690	1,695,839
Series 2010-5, Class C, 2.07%, 9/15/15 (a)	185	186,582
Series 2011-2, Class C, 2.37%, 9/15/15	240	240,684
Series 2011-2, Class D, 2.86%, 9/15/15	245	245,684
Series 2012-1, Class B, 1.14%, 1/15/16 (b)	795	797,080
Series 2012-1, Class C, 1.72%, 1/15/16 (b)	890	893,481
Series 2012-1, Class D, 2.32%, 1/15/16 (b)	500	503,250
Series 2012-4, Class C, 1.39%, 9/15/16	430	430,000
Series 2012-5, Class C, 2.14%, 9/15/19	145	145,651
Hyundai Auto Receivables Trust, Series 2012-B, Class B, 1.39%, 3/15/18	240	241,307
Motor Plc, Series 12A, Class A1C, 1.29%, 2/25/20 (a)	251	251,000
PFS Financing Corp., Series 2012-AA, Class A, 1.42%, 2/15/16 (a)(b)	1,000	1,003,414
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)	817	819,052
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)	387	388,598

Asset-Backed Securities	Par (000)	Value
Santander Drive Auto Receivables Trust:
Series 2010-1, Class A3, 1.84%, 11/17/14	$462	$466,651
Series 2010-B, Class A3, 1.31%, 2/17/14 (a)	403	403,682
Series 2010-B, Class B, 2.10%, 9/15/14 (a)	605	607,180
Series 2011-1, Class A3, 1.28%, 1/15/15	820	824,594
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)	349	349,981
Series 2012-1, Class C, 3.78%, 11/15/17	390	408,954
Series 2012-5, Class C, 2.70%, 8/15/18	160	162,433
SLC Student Loan Trust, Series 2006-A, Class A4, 0.58%, 1/15/19 (b)	282	281,305
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.79%, 3/15/22 (b)	493	480,447
Series 2004-1, Class A2, 0.59%, 7/25/18 (b)	53	52,708
Series 2004-10, Class A4A, 0.87%, 7/27/20 (a)(b)	216	216,090
Series 2004-B, Class A2, 0.59%, 6/15/21 (b)	716	698,842
Series 2007-7, Class A2, 0.65%, 1/25/16 (b)	764	764,295
Series 2008-5, Class A2, 1.55%, 10/25/16 (b)	1,353	1,362,564
Series 2010-C, Class A1, 1.87%, 12/15/17 (a)(b)	286	286,497
Series 2012-B, Class A1, 1.34%, 12/15/21 (a)(b)	229	230,210
Series 2012-C, Class A1, 1.32%, 8/15/23 (a)(b)	852	857,494
Total Asset-Backed Securities – 18.6%		24,667,167

Capital Trusts
Consumer Finance – 0.2%
Capital One Capital VI, 8.88%, 5/15/40	240	244,023

Corporate Bonds
Air Freight & Logistics – 0.3%
Federal Express Corp. 2012 Pass-Through Trust, 2.63%, 1/15/18 (a)	337	340,337
United Parcel Service, Inc., 1.13%, 10/01/17	86	86,388

		426,725

See Notes to Financial Statements

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	25

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Airlines – 0.8%
UAL Pass-Through Trust:
10.40%, 5/01/18 (c)	$472	$543,717
9.75%, 7/15/18 (c)	486	556,897

		1,100,614
Auto Components – 0.2%
Icahn Enterprises LP, 4.00%, 8/15/13 (b)(d)	320	320,480
Automobiles – 1.4%
Daimler Finance North America LLC, 1.30%, 7/31/15 (a)(c)	1,340	1,345,273
Volkswagen International Finance NV, 1.08%, 4/01/14 (a)(b)	445	446,719

		1,791,992
Beverages – 1.0%
Anheuser-Busch Cos, Inc., 5.00%, 1/15/15 (c)	415	454,572
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	62	62,053
0.80%, 7/15/15 (c)	770	773,222

		1,289,847
Biotechnology – 0.5%
Amgen, Inc., 1.88%, 11/15/14 (c)	608	624,149
Capital Markets – 5.8%
The Bank of New York Mellon Corp., 4.30%, 5/15/14 (c)	850	901,939
Credit Suisse New York:
5.50%, 5/01/14 (c)	660	704,863
3.50%, 3/23/15 (c)	790	834,962
Deutsche Bank AG, 5.38%, 10/12/12 (c)	760	760,966
The Goldman Sachs Group, Inc.:
1.44%, 2/07/14 (b)(c)	1,680	1,679,145
3.30%, 5/03/15 (c)	780	811,645
6.25%, 9/01/17 (c)	1,475	1,728,951
Morgan Stanley, 5.30%, 3/01/13 (c)	100	101,760
Murray Street Investment Trust I, 4.65%, 3/09/17 (e)	140	150,342

		7,674,573
Chemicals – 1.4%
Airgas, Inc., 2.85%, 10/01/13	1,198	1,221,196
Ecolab, Inc., 1.00%, 8/09/15	582	584,649

		1,805,845
Commercial Banks – 7.3%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)(c)	1,010	1,058,975
ANZ National International Ltd.:
2.38%, 12/21/12 (a)(c)	675	677,956
1.85%, 10/15/15 (a)(c)	340	343,830
Barclays Bank Plc, 2.50%, 1/23/13 (c)	735	739,559
BNP Paribas SA, 2.38%, 9/14/17 (c)	685	687,960
Credit Agricole SA, 3.00%, 10/01/17 (a)	680	677,748
HSBC Bank Plc, 1.26%, 1/17/14 (a)(b)	855	859,418
ING Bank NV:
1.44%, 3/15/13 (a)(b)(c)	510	511,666
2.00%, 9/25/15 (a)(c)	685	686,024
National Bank of Canada, 1.50%, 6/26/15 (c)	730	740,635
Regions Financial Corp., 4.88%, 4/26/13	505	515,100
Royal Bank of Scotland Group Plc, 2.55%, 9/18/15	690	698,302

Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
Standard Chartered Plc, 5.50%, 11/18/14 (a)	$150	$161,910
U.S. Bancorp, 4.20%, 5/15/14 (c)	910	963,685
Westpac Banking Corp., 2.90%, 9/10/14 (a)(c)	330	344,969

		9,667,737
Communications Equipment – 0.2%
Brocade Communications Systems, Inc., 6.63%, 1/15/18	295	306,063
Computers & Peripherals – 0.3%
Hewlett-Packard Co., 2.63%, 12/09/14	360	369,525
Construction & Engineering – 0.1%
Tyco Flow Control International Finance SA, 1.88%, 9/15/17 (a)	79	79,047
Consumer Finance – 3.3%
American Express Credit Corp.:
7.30%, 8/20/13	485	513,863
1.75%, 6/12/15 (c)	350	358,005
2.75%, 9/15/15 (c)	1,005	1,058,762
Capital One Financial Corp.:
6.25%, 11/15/13 (c)	1,140	1,206,544
2.13%, 7/15/14	570	581,608
SLM Corp., 5.00%, 10/01/13	680	704,650

		4,423,432
Containers & Packaging – 0.6%
Sealed Air Corp., 5.63%, 7/15/13 (a)	750	768,750
Diversified Financial Services – 8.2%
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (a)(c)	385	402,441
Bank of America Corp.:
5.38%, 6/15/14	260	276,208
3.88%, 3/22/17 (c)	1,070	1,151,468
6.00%, 9/01/17	480	555,206
5.65%, 5/01/18	225	256,540
Citigroup, Inc.:
5.50%, 10/15/14 (c)	660	711,704
4.45%, 1/10/17 (c)	420	461,319
FIA Card Services N.A., 7.13%, 11/15/12 (c)	750	755,619
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	750	764,878
8.00%, 12/15/16	450	537,887
6.63%, 8/15/17	675	782,943
JPMorgan Chase & Co.:
4.65%, 6/01/14 (c)	750	794,977
5.15%, 10/01/15 (c)	680	752,243
2.60%, 1/15/16 (c)	940	976,310
2.00%, 8/15/17	685	690,968
JPMorgan Chase Bank, N.A., 6.00%, 10/01/17	250	295,844
Tiers Trust, Series 2012-01, 2.19%, 5/12/14 (a)(b)	740	740,000

		10,906,555
Diversified Telecommunication Services – 1.1%
British Telecommunications Plc, 2.00%, 6/22/15	1,170	1,202,960
Verizon Communications, Inc., 1.95%, 3/28/14 (c)	280	286,382

		1,489,342

See Notes to Financial Statements.

26	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities – 3.1%
Duke Energy Indiana, Inc., 5.00%, 9/15/13 (c)	$815	$849,466
Exelon Generation Co. LLC, 6.20%, 10/01/17	480	571,294
Indiana Michigan Power Co., 5.05%, 11/15/14	900	973,376
Northeast Utilities, 1.13%, 9/20/13 (b)	720	724,262
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)	926	970,121

		4,088,519
Electronic Equipment, Instruments & Components – 0.3%
Jabil Circuit, Inc., 7.75%, 7/15/16	354	409,755
Energy Equipment & Services – 2.0%
Diamond Offshore Drilling, Inc., 4.88%, 7/01/15 (c)	505	559,027
SESI LLC, 6.88%, 6/01/14	348	348,000
Transocean, Inc.:
4.95%, 11/15/15	430	470,756
2.50%, 10/15/17	155	155,859
1.50%, 12/15/37 (d)	1,085	1,075,506

		2,609,148
Food & Staples Retailing – 0.5%
Walgreen Co., 1.80%, 9/15/17	652	659,362
Food Products – 0.7%
Mondelez International, Inc., 6.50%, 8/11/17	750	922,114
Health Care Equipment & Supplies – 0.4%
Boston Scientific Corp., 6.25%, 11/15/15	425	481,950
Health Care Providers & Services – 1.5%
Aristotle Holding, Inc.:
3.50%, 11/15/16 (a)	256	276,768
2.65%, 2/15/17 (a)	610	639,221
Coventry Health Care, Inc., 6.13%, 1/15/15	670	737,086
WellPoint, Inc., 1.25%, 9/10/15	306	308,136

		1,961,211
Hotels, Restaurants & Leisure – 1.2%
Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 10/15/14	847	958,206
Universal City Development Partners Ltd./UCDP Finance, Inc., 8.88%, 11/15/15 (c)	645	679,356

		1,637,562
Household Durables – 0.6%
Newell Rubbermaid, Inc., 5.50%, 4/15/13	735	752,586
Household Products – 0.2%
The Procter & Gamble Co., 3.15%, 9/01/15 (c)	280	301,772
Independent Power Producers & Energy Traders – 0.1%
TransAlta Corp., 5.75%, 12/15/13	170	177,848
Insurance – 5.0%
American International Group, Inc.:
3.00%, 3/20/15 (c)	1,440	1,491,084
4.88%, 9/15/16	55	61,393
Lincoln National Corp., 4.30%, 6/15/15 (c)	810	865,374
MetLife Institutional Funding II, 1.63%, 4/02/15 (a)(c)	1,590	1,613,737
Pacific Life Global Funding, 5.15%, 4/15/13 (a)(c)	280	286,979
Principal Financial Group, Inc., 7.88%, 5/15/14	355	394,708
Principal Life Global Funding II, 1.13%, 9/18/15 (a)(c)	590	591,148

Corporate Bonds	Par (000)	Value
Insurance (concluded)
Prudential Financial, Inc., 2.75%, 1/14/13 (c)	$450	$452,913
XL Group Plc, 5.25%, 9/15/14 (c)	850	907,797

		6,665,133
IT Services – 0.3%
Computer Sciences Corp., 2.50%, 9/15/15	345	350,135
Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc., 5.50%, 9/14/15	155	173,964
Life Technologies Corp., 4.40%, 3/01/15	450	477,830

		651,794
Machinery – 0.4%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14	430	484,131
Media – 2.8%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16	1,400	1,473,836
The Interpublic Group of Cos., Inc., 6.25%, 11/15/14	1,010	1,090,800
Time Warner Cable, Inc., 7.50%, 4/01/14	405	444,654
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	650	711,750

		3,721,040
Metals & Mining – 3.2%
Anglo American Capital Plc, 9.38%, 4/08/14 (a)(c)	1,200	1,339,200
Corp Nacional del Cobre de Chile, 4.75%, 10/15/14 (a)(c)	620	662,266
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 2/13/15	335	337,413
Rio Tinto Finance USA Ltd.:
8.95%, 5/01/14 (c)	910	1,025,113
1.88%, 11/02/15 (c)	510	524,025
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (a)	380	390,656

		4,278,673
Multi-Utilities – 0.3%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15	375	421,808
Office Electronics – 0.6%
Xerox Corp., 1.80%, 9/13/13 (b)	825	830,448
Oil, Gas & Consumable Fuels – 7.4%
BP Capital Markets Plc, 5.25%, 11/07/13 (c)	2,835	2,981,782
Canadian Natural Resources Ltd., 1.45%, 11/14/14	270	274,298
Enterprise Products Operating LLC:
6.13%, 2/01/13	150	152,481
9.75%, 1/31/14	1,695	1,888,005
ONEOK Partners LP, 2.00%, 10/01/17	165	168,059
Petrohawk Energy Corp., 7.25%, 8/15/18	630	715,732
Pioneer Natural Resources Co., 5.88%, 7/15/16	1,290	1,469,605
Rockies Express Pipeline LLC, 6.25%, 7/15/13 (a)	895	912,900
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)	410	430,061
Tennessee Gas Pipeline Co., 8.00%, 2/01/16	640	761,590

		9,754,513

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	27

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Paper & Forest Products – 1.8%
Celulosa Arauco y Constitucion SA, 5.13%, 7/09/13	$1,300	$1,329,810
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)(c)	965	1,038,433

		2,368,243
Pharmaceuticals – 1.2%
Takeda Pharmaceutical Co. Ltd., 1.63%, 3/17/17 (a)(c)	1,360	1,375,409
Watson Pharmaceuticals, Inc., 1.88%, 10/01/17	260	262,894

		1,638,303
Professional Services – 0.2%
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)	290	294,043
Real Estate Investment Trusts (REITs) – 0.1%
AvalonBay Communities, Inc., 6.13%, 11/01/12	132	132,568
Road & Rail – 3.1%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)	885	898,000
Burlington Northern Santa Fe LLC, 4.30%, 7/01/13	205	210,817
CSX Corp., 5.50%, 8/01/13	888	924,018
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)	818	836,880
3.38%, 3/15/18 (a)	515	515,333
Ryder System, Inc., 2.50%, 3/01/17	635	645,930

		4,030,978
Semiconductors & Semiconductor Equipment – 1.9%
Analog Devices, Inc., 5.00%, 7/01/14 (c)	545	588,235
Broadcom Corp., 1.50%, 11/01/13 (c)	815	824,278
Maxim Integrated Products, Inc., 3.45%, 6/14/13	605	616,821
Texas Instruments, Inc., 1.65%, 8/03/19 (c)	460	462,164

		2,491,498
Software – 0.2%
Oracle Corp., 3.75%, 7/08/14 (c)	280	296,520
Specialty Retail – 0.3%
AutoZone, Inc., 5.50%, 11/15/15	305	345,419
Tobacco – 0.8%
B.A.T. International Finance Plc:
1.40%, 6/05/15 (a)	650	654,981
2.13%, 6/07/17 (a)	350	358,056

		1,013,037
Wireless Telecommunication Services – 2.3%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (d)	1,410	1,438,285
America Movil SAB de CV, 5.50%, 3/01/14 (c)	670	712,722
SBA Tower Trust, 4.25%, 4/15/15 (a)	255	268,609
Vodafone Group Plc, 5.00%, 12/16/13 (c)	570	600,787

		3,020,403
Total Corporate Bonds – 75.5%		99,835,190

Foreign Agency Obligations	Par (000)	Value
CDP Financial, Inc., 3.00%, 11/25/14 (a)(c)	$315	$330,475
Commonwealth Bank of Australia:
3.63%, 6/25/14 (c)	310	326,687
3.49%, 8/13/14 (a)(c)	885	931,587
Eksportfinans ASA, 3.00%, 11/17/14	460	451,950
FIH Erhvervsbank A/S, 1.75%, 12/06/12 (a)	755	756,759
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13 (c)	500	514,900
3.13%, 7/15/15 (c)	500	535,450
National Australia Bank Ltd., 3.38%, 7/08/14 (a)(c)	660	693,257
Petrobras International Finance Co., 3.88%, 1/27/16	380	401,968
Total Foreign Agency Obligations – 3.7%		4,943,033

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 7.7%
Arkle Master Issuer Plc:
Series 2010-1A, Class 2A, 1.58%, 5/17/60 (a)(b)	1,810	1,816,467
Series 2010-2A, Class 1A1, 1.83%, 5/17/60 (a)(b)	290	292,895
Series 2010-2X, Class 1A1, 1.83%, 5/17/60 (b)	197	198,967
Series 2011-1X, Class 2A, 1.68%, 5/17/60 (b)	400	403,712
Arran Residential Mortgages Funding Plc:
Series 2010-1A, Class A1C, 1.64%, 5/16/47 (a)(b)	230	230,620
Series 2011-1A, Class A1C, 1.63%, 11/19/47 (a)(b)	523	525,683
Series 2011-1A, Class A2C, 1.88%, 11/19/47 (a)(b)	960	979,852
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.08%, 10/25/34 (b)	178	170,293
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.96%, 11/25/34 (b)	9	8,766
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.87%, 5/20/34 (b)	236	232,496
First Horizon Asset Securities, Inc.:
Series 2003-AR4, Class 2A1, 2.61%, 12/25/33 (b)	70	69,585
Series 2004-AR6, Class 2A1, 2.63%, 12/25/34 (b)	206	204,740
Holmes Master Issuer Plc:
Series 2010-1A, Class A2, 1.86%, 10/15/54 (a)(b)	795	803,603
Series 2010-1X, Class A2, 1.86%, 10/15/54 (b)	580	586,276
Series 2011-1A, Class A2, 1.81%, 10/15/54 (a)(b)	250	253,160
Series 2011-3A, Class A2, 2.01%, 10/21/54 (a)(b)	327	333,506
Series 2011-3X, Class A2, 2.01%, 10/15/54 (b)	460	469,152
Series 2012-1X, Class A2, 2.11%, 10/15/54 (b)	1,030	1,055,298

See Notes to Financial Statements.

28	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Lanark Master Issuer Plc, Series 2012-2A, Class 1A, 1.83%, 12/22/54 (a)(b)	$470	$480,454
Permanent Master Issuer Plc:
Series 2006-1, Class 5A, 0.57%, 7/15/33 (b)	250	250,000
Series 2010-1A, Class 1A, 1.61%, 7/15/42 (a)(b)	605	606,842
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.78%, 6/25/34 (b)	250	247,656

		10,220,023
Commercial Mortgage-Backed Securities – 27.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2003-2, Class A4, 5.06%, 3/11/41 (b)	1,920	1,978,625
Series 2003-2, Class B, 5.18%, 3/11/41 (b)	940	979,637
Series 2004-1, Class A4, 4.76%, 11/10/39	375	390,836
Series 2005-3, Class A2, 4.50%, 7/10/43	209	209,371
Series 2007-1, Class A3, 5.45%, 1/15/49	1,137	1,199,570
Series 2007-3, Class A2, 5.80%, 6/10/49 (b)	120	120,516
Series 2007-5, Class A3, 5.62%, 2/10/51	1,120	1,188,062
Bear Stearns Commercial Mortgage Securities, Series 05-PWR8, Class A4 4.67%, 6/11/41	2,730	2,979,648
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	80	81,501
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%, 7/16/34 (a)	7	7,259
Series 2007-C4, Class A3, 5.96%, 9/15/39 (b)	1,930	2,016,429
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)	1,171	1,255,501
Series 2008-C1, Class A2, 6.41%, 2/15/41 (b)	427	452,081
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)	720	763,779
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	970	1,042,885
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)	1,045	1,211,291
Series 2012-EZ1, Class A, 0.95%, 9/24/45 (a)	665	666,195
Extended Stay America Trust, Series 2010-ESHA, Class A, 2.95%, 11/05/27 (a)	425	426,332
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49	636	635,858
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (b)	880	946,129

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2002-C2, Class A2, 5.05%, 12/12/34	$306	$306,342
Series 2004-C2, Class A3, 5.39%, 4/15/14 (b)	745	792,556
Series 2004-C3, Class A5, 4.88%, 1/15/42	540	583,954
Series 2004-LN2, Class A2, 5.12%, 7/15/41	610	648,717
Series 2005-LDP3, Class A4A, 4.94%, 8/15/42 (b)	620	685,963
Series 2007-LD12, Class A2, 5.83%, 2/15/51	459	470,480
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A6, 4.79%, 10/15/14 (b)	370	396,439
Series 2005-C2, Class A5 5.15%, 4/15/30 (b)	450	496,336
Series 2005-C5, Class A4, 4.95%, 9/15/30	790	870,788
Series 2005-C5, Class AAB, 4.93%, 9/15/30	1,514	1,520,928
Series 2007-C2, Class A2, 5.30%, 2/15/40	92	92,303
Merrill Lynch Mortgage Trust:
Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)	1,265	1,351,554
Series 2005-MCP1, Class A4, 4.75%, 5/12/15 (b)	500	547,876
Morgan Stanley Capital I, Inc.:
Series 2003-IQ6, Class A4, 4.97%, 12/15/41	2,448	2,544,471
Series 2005-HQ7, Class A4, 5.38%, 11/14/42 (b)	800	892,876
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4, 6.39%, 7/15/33	11	10,552
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 5.98%, 8/12/45 (a)(b)	510	599,079
Series 2010-GG10, Class A4A, 5.98%, 8/15/45 (a)(b)	510	599,079
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)	630	634,704
Series 2012-XA, Class A, 2.00%, 7/27/49	1,019	1,027,676
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C23, Class A4, 5.42%, 1/15/45 (b)	1,465	1,641,072
Series 2006-C28, Class A2, 5.50%, 10/15/48	247	247,992
Series 2007-C33, Class A4, 6.12%, 2/15/51 (b)	570	671,899
WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.79%, 2/15/44 (a)	480	523,166

		36,708,307

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	29

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities – 0.5%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR2, Class XA, 2.14%, 8/15/45 (b)	$1,129	$142,745
Wells Fargo ReREMIC Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)	510	507,643

		650,388
Total Non-Agency Mortgage-Backed Securities – 36.0%		47,578,718

Taxable Municipal Bonds
Citizens Property Insurance Corp. RB, Series A3, 1.93%, 6/01/13 (b)	625	628,844
State of California GO:
5.10%, 8/01/14	105	109,764
3.95%, 11/01/15	175	189,805
State of California Various Purposes GO, 5.65%, 4/01/39	535	548,969
Total Taxable Municipal Bonds – 1.1%		1,477,382

U.S. Government Sponsored Agency Securities
Agency Obligations – 1.0%
Fannie Mae, 1.09%, 4/04/16 (c)	1,260	1,265,157
Collateralized Mortgage Obligations – 1.9%
Freddie Mac, Series 3959, Class MA, 4.50%, 9/15/41-11/15/41	1,571	1,714,482
Ginnie Mae:
Series 2006-3, Class B, 5.09%, 1/16/37 (b)	266	279,207
Series 2006-68, Class B, 5.16%, 6/16/31 (b)	529	537,201

		2,530,890
Commercial Mortgage-Backed Securities – 0.4%
Freddie Mac Multi-Family Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	138	139,074
Series K003, Class A2, 3.61%, 6/25/14	420	432,955

		572,029
Interest Only Collateralized Mortgage Obligations – 0.2%
Freddie Mac, Series K710, Class X1, 1.92%, 5/25/19 (b)	2,908	284,277
Mortgage-Backed Securities – 14.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27 (f)	5,820	6,113,706
3.00%, 10/01/42 (f)	1,400	1,477,438
5.00%, 7/01/19-7/01/25 (c)	3,684	4,017,368
6.00%, 10/01/42 (f)	3,500	3,862,719
Freddie Mac Mortgage-Backed Securities:
5.00%, 1/01/19-9/01/21 (c)	1,690	1,824,452
5.50%, 5/01/22 (c)	1,474	1,611,535

		18,907,218
Total U.S. Government Sponsored Agency Securities – 17.8%		23,559,571

		Value
Total Long-Term Investments Cost – $199,637,349) – 152.9%		$202,305,084

Options Purchased	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions – 0.1%
Receive a fixed rate of 1.16% and pay a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.	$6,500	82,735
Over-the-Counter Interest Rate Put Swaptions – 0.0%
Pay a fixed rate of 1.16% and receive a floating rate based on 3-month LIBOR, Expires 7/11/13, Broker Citigroup, Inc.	6,500	42,628
Total Options Purchased (Cost – $154,212) – 0.1%		125,363
Total Investments Before TBA Sale Commitments and Options Written (Cost – $199,791,561) – 153.0%		202,430,447

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27	3,570	(3,752,963)
3.00%, 10/01/42	200	(211,063)
6.00%, 10/01/42	1,100	(1,214,469)
Total TBA Sale Commitments (Proceeds – $5,143,367) – (3.9)%		(5,178,495)

Options Written	Notional Amount (000)
Over-the-Counter Interest Rate Call Swaptions – (0.0)%
Pay a fixed rate of 1.00% and receive a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Deutsche Bank AG	6,500	(38,102)
Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, Expires 7/11/14, Broker Deutsche Bank AG	6,500	(55,795)
Total Options Written (Premiums Received – $ 128,050) – (0.1)%		(93,897)
Total Investments Net of TBA Sale Commitments and Options Written – 149.0%		197,158,055
Liabilities in Excess of Other Assets – (49.0)%		(64,868,455)

Net Assets – 100.0%		$132,289,600

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Convertible security.

See Notes to Financial Statements.

30	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$105,531	$(140)
Credit Suisse Group AG	$(211,062)	$215
Deutsche Bank AG	$2,648,250	$(1,016)
Goldman Sachs Group, Inc.	$(1,387,650)	$(20,728)
JPMorgan Chase & Co.	$3,228,048	$37,239
UBS AG	$1,892,250	$27,000

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of September 30, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Group AG	0.30%	4/02/12	Open	$323,269	$323,759
Credit Suisse Group AG	0.30%	4/03/12	Open	322,013	322,496
UBS AG	0.33%	4/03/12	Open	668,250	669,353
UBS AG	0.30%	4/05/12	Open	328,350	328,840
Credit Suisse Group AG	0.35%	4/26/12	Open	740,050	741,187
Credit Suisse Group AG	0.35%	4/26/12	Open	635,500	636,476
Credit Suisse Group AG	0.35%	4/26/12	Open	711,113	712,205
Credit Suisse Group AG	0.35%	5/01/12	Open	812,025	813,233
Credit Suisse Group AG	0.35%	5/01/12	Open	522,675	523,452
Credit Suisse Group AG	0.35%	5/01/12	Open	986,713	988,181
UBS AG	0.29%	5/01/12	Open	511,250	511,880
UBS AG	0.29%	5/01/12	Open	522,500	523,144
Credit Suisse Group AG	0.30%	5/07/12	Open	918,188	919,313
Credit Suisse Group AG	0.30%	5/07/12	Open	1,026,413	1,027,670
Credit Suisse Group AG	0.35%	5/08/12	Open	671,605	672,559
UBS AG	0.34%	5/10/12	Open	653,062	653,945
Credit Suisse Group AG	0.35%	5/11/12	Open	425,812	426,405
Credit Suisse Group AG	0.35%	5/31/12	Open	1,019,174	1,020,394
JPMorgan Chase & Co	0.25%	6/26/12	Open	1,267,874	1,268,729
UBS AG	0.34%	7/20/12	Open	282,800	282,995
UBS AG	0.35%	7/20/12	Open	278,600	278,798
UBS AG	0.35%	7/20/12	Open	1,295,400	1,296,319
Credit Suisse Group AG	0.30%	7/23/12	Open	1,015,050	1,015,642
Credit Suisse Group AG	0.35%	7/23/12	Open	802,774	803,321
Credit Suisse Group AG	0.35%	7/23/12	Open	1,006,688	1,007,373
Credit Suisse Group AG	0.35%	7/23/12	Open	1,362,600	1,363,527
Credit Suisse Group AG	0.35%	7/23/12	Open	784,687	785,222
Credit Suisse Group AG	0.35%	7/23/12	Open	700,800	701,277

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Group AG	0.35%	7/23/12	Open	$735,350	$735,850
UBS AG	0.34%	7/23/12	Open	2,884,613	2,886,511
UBS AG	0.34%	7/23/12	Open	788,512	789,034
UBS AG	0.34%	7/23/12	Open	869,124	869,700
Barclays Plc	0.35%	7/25/12	Open	486,317	486,639
Barclays Plc	0.35%	7/25/12	Open	696,968	697,429
Barclays Plc	0.35%	7/25/12	Open	274,978	275,160
Barclays Plc	0.35%	7/25/12	Open	677,160	677,608
Barclays Plc	0.35%	7/25/12	Open	928,257	928,871
Barclays Plc	0.35%	7/25/12	Open	760,594	761,097
Barclays Plc	0.35%	7/25/12	Open	916,441	917,047
Credit Suisse Group AG	0.35%	7/25/12	Open	1,130,025	1,130,772
UBS AG	0.34%	7/25/12	Open	1,522,425	1,523,403
Credit Suisse Group AG	0.35%	7/26/12	Open	578,550	578,927
Credit Suisse Group AG	0.35%	7/26/12	Open	715,700	716,166
Credit Suisse Group AG	0.35%	7/26/12	Open	501,075	501,401
Barclays Plc	0.35%	7/27/12	Open	99,250	99,314
Barclays Plc	0.35%	7/27/12	Open	1,314,000	1,314,843
Barclays Plc	0.35%	7/27/12	Open	341,688	341,907
Barclays Plc	0.35%	7/27/12	Open	277,675	277,853
UBS AG	0.32%	7/30/12	Open	425,250	425,484
Credit Suisse Group AG	0.35%	8/01/12	Open	846,813	847,315
Credit Suisse Group AG	0.35%	8/01/12	Open	481,950	482,236
Credit Suisse Group AG	0.35%	8/01/12	Open	488,000	488,289
Credit Suisse Group AG	0.30%	8/02/12	Open	562,713	562,994
Credit Suisse Group AG	0.35%	8/02/12	Open	594,320	594,667
Credit Suisse Group AG	0.35%	8/02/12	Open	421,225	421,471
Credit Suisse Group AG	0.35%	8/02/12	Open	1,276,350	1,277,095
Credit Suisse Group AG	0.35%	8/02/12	Open	384,519	384,743
UBS AG	0.32%	8/02/12	Open	762,450	762,857
UBS AG	0.33%	8/02/12	Open	289,100	289,259
UBS AG	0.35%	8/02/12	Open	597,400	597,748
Credit Suisse Group AG	0.32%	9/12/12	10/11/12	7,243,675	7,245,478
Barclays Plc	0.35%	9/19/12	Open	1,631,719	1,631,909
Deutsche Bank AG	0.45%	9/25/12	Open	798,888	798,948
UBS AG	0.34%	9/26/12	Open	1,587,600	1,587,675
Credit Suisse Group AG	0.35%	9/27/12	Open	326,400	326,413
Credit Suisse Group AG	0.35%	9/27/12	Open	651,606	651,631
Credit Suisse Group AG	0.35%	9/27/12	Open	652,463	652,488
Credit Suisse Group AG	0.35%	9/27/12	Open	564,925	564,947
Credit Suisse Group AG	0.35%	9/28/12	Open	441,025	441,038
Total				$58,122,328	$58,161,912

—	Financial futures contracts purchased as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
125	U.S. Treasury Notes (2 Year)	Chicago Mercantile	December 2012	$27,566,406	$18,069

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	31

Schedule of Investments (continued)	Series S Portfolio

—	Financial futures contracts sold as of September 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
140	U.S. Treasury Notes (5 Year)	Chicago Mercantile	December 2012	$17,448,594	$(63,803)
1	U.S. Treasury Notes (10 Year)	Chicago Mercantile	December 2012	$133,484	(666)
Total					$(64,469)

—	Interest rate swaps outstanding as of September 30, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.43%[1]	3-month LIBOR	Credit Suisse Group AG	8/03/14	$4,000	$(4,012)

0.43%[1]	3-month LIBOR	Deutsche Bank AG	8/03/14	$4,000	(4,411)
Total					$(8,423)

[1]	Fund pays the fixed rate and receives the floating rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of September 30, 2012 were as follows:

Issuer	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	$350	$(4,472)

Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	9/20/17	$700	(8,888)

National Australia Bank Ltd.	1.00%	Deutsche Bank AG	9/20/17	$700	(7,897)

Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	$350	(4,372)
Total					$(25,629)

—	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Plc	1/12/40	$565	$(1,060)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase & Co.	1/12/40	$1,277	(886)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Barclays Plc	1/12/41	$534	1,002
Total					$(944)

[1]	Fund pays the total return of the reference entity and receives the floating rate.
[2]	Fund pays the floating rate and receives the total return of the reference entity.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Schedule of Investments (concluded)	Series S Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset- Backed Securities	–	$23,597,569	$1,069,598	$24,667,167
Capital Trusts	–	244,023	–	244,023
Corporate Bonds	–	99,095,190	740,000	99,835,190
Foreign Agency Obligations	–	4,943,033	–	4,943,033
Non-Agency Mortgage-Backed Securities	–	46,404,880	1,173,838	47,578,718
Taxable Municipal Bonds	–	1,477,382	–	1,477,382
U.S. Government Sponsored Agency Securities	–	23,559,571	–	23,559,571
Liabilities:
Investments in Securities:
TBA Sale Commit- ments	–	(5,178,495)	–	(5,178,495)
Total	–	$194,143,153	$2,983,436	$197,126,589

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$ 18,069	$ 126,365	–	$ 144,434
Liabilities:
Credit contracts	–	(25,629)	–	(25,629)
Interest rate contracts	(64,469)	(104,266)	–	(168,735)
Total	$ (46,400)	$ (3,530)	–	$ (49,930)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of September 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$199,683	–	–	$199,683
Cash pledged as collateral for financial futures contracts	99,000	–	–	99,000
Liabilities:
Reverse repurchase agreements	–	$(58,122,328)	–	(58,122,328)
Total	$298,683	$(58,122,328)	–	$(57,823,645)

There were no transfers between Level 1 and Level 2 during the six months ended September 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non- Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of September 30, 2011	$1,166,395	–	–	$1,166,395
Transfers into Level 3[2]	–	–	–	–
Transfers out of Level 3[2]	(710,852)	–	–	(710,852)
Accrued discounts/ premiums	3	$(88)	$80	(5)
Net realized gain (loss)	–	–	–	–
Net change in unrealized appreciation/ depreciation[3]	(54,863)	(134)	(14,569)	(69,566)
Purchases	680,950	740,222	1,188,327	2,609,499
Sales	(12,035)	–	–	(12,035)
Closing Balance, as of September 30, 2012	$1,069,598	$740,000	$1,173,838	$2,983,436

[2]	Transfers into and transfers out of Level 3 represent the beginning of the reporting period value.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $(69,566).

See Notes to Financial Statements

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	33

Statements of Assets and Liabilities

September 30, 2012 (Unaudited)	Series C Portfolio	Series M Portfolio	Series S Portfolio
Assets
Investments at value[1]	$408,311,688	$631,459,866	$202,430,447
Cash	–	206,024	199,683
Cash pledged as collateral for financial futures contracts	573,000	510,000	99,000
Cash pledged as collateral for swap contracts	2,026,000	–	–
Variation margin receivable	6,251	15,252	2,938
Investments sold receivable	–	96,597,940	1,544,679
TBA sale commitments receivable	–	149,232,301	5,143,367
Swap premiums paid	25,689	–	76,519
Unrealized appreciation on swaps	664,580	–	1,002
Capital shares sold receivable	1,444,354	1,113,684	58,934
Interest receivable	4,836,693	917,989	1,401,625
Receivable from Manager	31,769	28,302	16,930
Principal paydown receivable	–	16,496	–
Prepaid expenses	42,582	34,116	25,745
Total assets	417,962,606	880,131,970	211,000,869

Liabilities
Bank overdraft	36,198	–	–
Options written at value[2]	2,624,835	–	93,897
TBA sale commitments at value[3]	–	149,744,965	5,178,495
Reverse repurchase agreements	10,886,413	–	58,122,328
Variation margin payable	17,609	–	30
Investments purchased payable	1,617,108	409,267,788	14,483,560
Swap premiums received	294,737	–	35,578
Unrealized depreciation on swaps	100,800	67,615	35,998
Interest expense payable	6,081	–	38,945
Income dividends payable	1,401,589	699,693	409,304
Capital shares redeemed payable	2,256,669	1,688,956	230,291
Officer’s and Trustees’ fees payable	5,830	5,922	5,121
Professional fees payable	9,042	10,316	5,277
Other accrued expenses payable	104,734	110,033	77,722
Total liabilities	19,361,645	561,595,288	78,716,546
Net Assets	$398,600,961	$318,536,682	$132,284,323

Net Assets Consist of
Paid-in capital	$366,124,575	$286,147,773	$128,917,523
Distributions in excess of net investment income	(76,560)	(241,793)	(447,393)
Accumulated net realized gain (loss)	(4,628,037)	25,168,229	1,262,952
Net unrealized appreciation/depreciation	37,190,025	7,472,789	2,556,518
Net Assets	$398,610,003	$318,546,998	$132,289,600

Net Asset Value
Shares outstanding[4]	36,178,931	29,211,303	13,063,634
Net asset value	$11.02	$10.90	$10.13

[1] Investments at cost	$370,704,724	$623,678,288	$199,791,561
[2] Premiums received	$1,604,900	–	$128,050
[3] Proceeds from TBA sale commitments	–	$149,232,301	$5,143,367
[4] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

34	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Statements of Operations

Six Months Ended September 30, 2012 (Unaudited)	Series C Portfolio	Series M Portfolio	Series S Portfolio
Investment Income
Interest	$8,394,632	$3,396,171	$2,687,232
Dividends	14	67	26
Total income	8,394,646	3,396,238	2,687,258

Expenses
Transfer agent	68,645	68,478	17,780
Administration	63,790	46,523	43,760
Professional	33,624	31,942	30,263
Registration	19,438	15,408	12,614
Custodian	15,252	22,382	12,809
Officer and Trustees	12,205	11,953	10,162
Printing	12,044	10,998	4,926
Miscellaneous	6,114	5,263	1,512
Total expenses excluding interest expense	231,112	212,947	133,826
Interest expense[1]	11,496	–	96,428
Total expenses	242,608	212,947	230,254
Less expenses reimbursed by Manager	(231,112)	(212,947)	(133,826)
Total expenses after fees reimbursed	11,496	–	96,428
Net investment income	8,383,150	3,396,238	2,590,830

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,918,523	8,373,151	530,524
Options written	208,735	–	–
Financial futures contracts	1,984,943	2,036,839	21,063
Swaps	(1,581,549)	4,676	(18,763)
	4,530,652	10,414,666	532,824

Net change in unrealized appreciation/depreciation on:
Investments	11,260,505	819,440	898,869
TBA sale commitments	–	(371,977)	(3,532)
Options written	(49,171)	–	34,153
Financial futures contracts	495,217	1,300,906	(83,577)
Swaps	928,436	(67,615)	(75,613)
	12,634,987	1,680,754	770,300
Total realized and unrealized gain	17,165,639	12,095,420	1,303,124
Net Increase in Net Assets Resulting from Operations	$25,548,789	$15,491,658	$3,893,954

1 See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	35

Statements of Changes in Net Assets

	Series C Portfolio		Series M Portfolio		Series S Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012
Operations
Net investment income	$8,383,150	$16,041,624	$3,396,238	$8,801,652	$2,590,830	$4,527,820
Net realized gain	4,530,652	3,713,817	10,414,666	35,492,947	532,824	1,541,017
Net change in unrealized appreciation/depreciation	12,634,987	11,536,312	1,680,754	(740,600)	770,300	133,934

Net increase in net assets resulting from operations	25,548,789	31,291,753	15,491,658	43,553,999	3,893,954	6,202,771

Dividends and Distributions to Shareholders From
Net investment income	(8,379,539)	(15,881,065)	(3,890,538)	(8,598,580)	(2,584,089)	(4,995,165)
Net realized gain	–	–	–	–	–	(826,742)

Decrease in net assets resulting from dividends and distributions to shareholders	(8,379,539)	(15,881,065)	(3,890,538)	(8,598,580)	(2,584,089)	(5,821,907)

Capital Share Transactions
Shares sold	85,226,307	87,361,353	29,465,311	67,867,248	19,242,431	50,122,795
Shares issued in reinvestment of dividends and distributions	–	1,746	–	1,019	–	15,360
Shares redeemed	(45,780,616)	(75,613,246)	(40,695,885)	(97,991,984)	(23,803,903)	(92,890,941)

Net increase (decrease) in net assets derived from capital share transactions	39,445,691	11,749,853	(11,230,574)	(30,123,717)	(4,561,472)	(42,752,786)

Net Assets
Total increase (decrease) in net assets	56,614,941	27,160,541	370,546	4,831,702	(3,251,607)	(42,371,922)
Beginning of period	341,995,062	314,834,521	318,176,452	313,344,750	135,541,207	177,913,129
End of period	$398,610,003	$341,995,062	$318,546,998	$318,176,452	$132,289,600	$135,541,207

Undistributed (distributions in excess of) net investment income	$(76,560)	$(80,171)	$(241,793)	$252,507	$(447,393)	$(454,134)

See Notes to Financial Statements.

36	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Statement of Cash Flows

Six Months Ended September, 30 2012 (Unaudited)	Series S Portfolio
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$3,893,954
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in dividends receivable	1
Decrease in interest receivable	234,693
Increase in prepaid expenses	(13,649)
Increase in variation margin receivable	(2,938)
Decrease in receivable from Manager	5,072
Increase in cash pledged as collateral for financial futures contracts	(6,000)
Decrease in cash pledged as collateral for swap contracts	115,000
Decrease in TBA sale commitments receivable	4,306,040
Increase in swap premiums paid	(76,519)
Decrease in variation margin payable	(6,628)
Decrease in TBA sale commitments at value	(4,302,505)
Increase in interest expense payable	14,979
Decrease in Officer’s and Trustees’ fees payable	(2,139)
Increase in other accrued expenses payable	11,445
Decrease in swap premiums received	(5,314)
Net change in unrealized appreciation/depreciation	(857,409)
Net realized gain from sales of long-term investments	(616,441)
Net change in premiums received from options written	128,050
Amortization of premium and accretion of discount on investments	903,416
Proceeds from sales and paydowns of long-term investments	147,630,278
Purchases of long-term investments	(143,051,637)
Net sales of short-term securities	2,441,229
Cash provided by operating activities	10,742,978

Cash Used for Financing Activities
Cash receipts from borrowings	262,215,861
Cash payments on borrowings	(265,343,794)
Proceeds from shares sold	19,716,047
Shares redeemed	(24,513,099)
Cash dividends paid to shareholders	(2,628,955)
Cash used for financing activities	(10,553,940)

Cash
Net increase in cash	189,038
Cash at beginning of period	10,645
Cash at end of period	$199,683

Cash Flow Information
Cash paid during the period for interest	$81,449

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the period, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	37

Financial Highlights

	Series C Portfolio
	Six Months Ended September 30, 2012 (Unaudited)					Period October 1, 2008 to March 31,

			Year Ended March 31,					Year Ended September 30,

			2012	2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.53		$10.04	$9.81	$8.74	$8.48		$9.79	$9.79
Net investment income[1]	0.24		0.52	0.53	0.53	0.26		0.58	0.51
Net realized and unrealized gain (loss)	0.49		0.48	0.22	1.07	0.26		(1.31)	–
Net increase (decrease) from investment operations	0.73		1.00	0.75	1.60	0.52		(0.73)	0.51
Dividends from net investment income	(0.24)		(0.51)	(0.52)	(0.53)	(0.26)		(0.58)	(0.51)
Net asset value, end of period	$11.02		$10.53	$10.04	$9.81	$8.74		$8.48	$9.79

Total Investment Return[2]
Based on net asset value	6.98%	[3]	10.20%	7.73%	18.68%	6.17%	[3]	(8.02)%	5.37%

Ratios to Average Net Assets
Total expenses	0.13%	[4]	0.14%	0.14%	0.14%	0.25%	[4]	0.67%	0.39%
Total expenses after fees reimbursed	0.01%	[4]	0.01%	0.00%	0.00%	0.09%	[4]	0.55%	0.19%
Total expenses after fees reimbursed and excluding interest expense	0.00%	[4]	0.00%	0.00%	0.00%	0.00%	[4]	0.00%	0.00%
Net investment income	4.41%	[4]	5.02%	5.24%	5.64%	5.96%	[4]	5.96%	5.31%

Supplemental Data
Net assets, end of period (000)	$398,610		$341,995	$314,835	$364,790	$352,930		$380,706	$475,724
Portfolio turnover	18%		41%	55%	51%	16%		51%	70%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Financial Highlights

	Series M Portfolio
	Six Months Ended September 30, 2012 (Unaudited)		Year Ended March 31,			Period October 1, 2008 to March 31,		Year Ended September 30,
			2012	2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.52		$9.44	$9.21	$8.66	$9.33		$9.73	$9.79
Net investment income[1]	0.12		0.28	0.29	0.38	0.26		0.51	0.51
Net realized and unrealized gain (loss)	0.39		1.07	0.26	0.55	(0.52)		(0.39)	(0.05)
Net increase (decrease) from investment operations	0.51		1.35	0.55	0.93	(0.26)		0.12	0.46
Dividends and distributions from:
Net investment income	(0.13)		(0.27)	(0.32)	(0.38)	(0.26)		(0.52)	(0.52)
Net realized gain	–		–	–	–	(0.15)		–	–
Total dividends and distributions	(0.13)		(0.27)	(0.32)	(0.38)	(0.41)		(0.52)	(0.52)
Net asset value, end of period	$10.90		$10.52	$9.44	$9.21	$8.66		$9.33	$9.73

Total Investment Return[2]
Based on net asset value	4.87%	[3]	14.46%	5.91%	11.11%	(2.61)%	[3]	1.12%	4.88%

Ratios to Average Net Assets
Total expenses	0.13%	[4]	0.13%	0.12%	0.13%	0.17%	[4]	0.12%	0.18%
Total expenses after fees reimbursed	0.00%	[4]	0.00%	0.00%	0.00%	0.00%	[4]	0.01%	0.00%
Total expenses after fees reimbursed and excluding interest expense	0.00%	[4]	0.00%	0.00%	0.00%	0.00%	[4]	0.00%	0.00%
Net investment income	2.10%	[4]	2.76%	3.04%	4.27%	6.14%	[4]	5.29%	5.28%

Supplemental Data
Net assets, end of period (000)	$318,548		$318,176	$313,345	$360,903	$349,221		$414,290	$482,426
Portfolio turnover	469%	[5]	523% [6]	301% [7]	178% [8]	21%	[9]	197% [10]	7%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 223%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 88%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 92%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 19%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 33%

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	39

Financial Highlights

	Series S Portfolio
	Six Months Ended September 30, 2012		Year Ended March 31,			Period October 1, 2008 to March 31,	Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.03		$10.01	$10.14	$9.74	$9.75	$9.79	$9.84
Net investment income[1]	0.19		0.29	0.29	0.37	0.14	0.42	0.52
Net realized and unrealized gain (loss)	0.10		0.10	0.08	0.46	0.09	(0.04)	(0.06)
Net increase from investment operations	0.29		0.39	0.37	0.83	0.23	0.38	0.46
Dividends and distributions from:
Net investment income	(0.19)		(0.32)	(0.31)	(0.38)	(0.14)	(0.42)	(0.51)
Net realized gain	–		(0.05)	(0.19)	(0.05)	(0.10)	–	–
Total dividends and distributions	(0.19)		(0.37)	(0.50)	(0.43)	(0.24)	(0.42)	(0.51)
Net asset value, end of period	$10.13		$10.03	$10.01	$10.14	$9.74	$9.75	$9.79

Total Investment Return[2]
Based on net asset value	2.94%	[3]	4.03%	3.73%	8.68%	2.44%[3]	3.98%	4.88%

Ratios to Average Net Assets
Total expenses	0.34%	[4]	0.23%	0.18%	0.19%	0.31%[4]	0.33%	0.51%
Total expenses after fees reimbursed	0.14%	[4]	0.05%	0.03%	0.01%	0.00%[4]	0.00%	0.00%
Total expenses after fees reimbursed and excluding interest expense	0.00%	[4]	0.00%	0.00%	0.00%	0.00%[4]	0.00%	0.00%
Net investment income	3.82%	[4]	2.90%	2.93%	3.65%	2.79%[4]	4.27%	5.28%

Supplemental Data
Net assets, end of period (000)	$132,290		$135,541	$177,913	$142,984	$87,109	$59,843	$43,521
Portfolio turnover	58%	[5]	192% [6]	131% [7]	117% [8]	22%	71% [9]	53%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 57%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 121%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 69%.

See Notes to Financial Statements.

40	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Bond Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Bond Allocation Target Shares Series C Portfolio (“Series C”), BlackRock Bond Allocation Target Shares Series M Portfolio (“Series M”) and BlackRock Bond Allocation Target Shares Series S Portfolio (“Series S”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	41

Notes to Financial Statements (continued)

back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on

42	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the

Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	43

Notes to Financial Statements (continued)

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended March 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk or interest rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including

44	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	45

Notes to Financial Statements (continued)

or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of September 30, 2012
	Asset Derivatives
		Series C	Series M	Series S
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps; Swap premiums paid; Investments at value[2]	$1,237,282	$454,279	$155,674
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	113,578	–	65,279
Total		$1,350,860	$454,279	$220,953

	Liability Derivatives
		Series C	Series M	Series S
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on swaps; Swap premiums received; Options written at value	$2,714,848	$250,404	$168,735
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	376,955	–	61,207
Total		$3,091,803	$250,404	$229,942

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended September 30, 2012
	Net Realized Gain (Loss) From
	Series C	Series M	Series S
Interest rate contracts:
Financial futures contracts	$1,984,943	$2,036,839	$21,063
Swaps	(1,706,387)	4,676	(36,121)
Options[3]	245,001	–	2,680
Credit contracts:
Swaps	124,838	–	17,358
Total	$648,395	$2,041,515	$4,980

	Net Change in Unrealized Appreciation/Depreciation on
	Series C	Series M	Series S
Interest rate contracts:
Financial futures contracts	$495,217	$1,300,906	$(83,577)
Swaps	930,861	(67,615)	(9,367)
Options[3]	(123,144)	–	5,304
Credit contracts:
Swaps	(2,425)	–	(66,246)
Total	$1,300,509	$1,233,291	$(153,886)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

46	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Notes to Financial Statements (continued)

For the six months ended September 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Series C	Series M		Series S
Financial futures contracts:
Average number of contracts purchased	379	801		94
Average number of contracts sold	53	815		75
Average notional value of contracts purchased	$50,609,219	$157,076,492		$20,464,688
Average notional value of contracts sold	$11,189,188	$103,781,618		$9,391,227
Options:
Average number of option contracts purchased	1	–		–
Average notional value of option contracts purchased	$3,209,500	–		–
Average number of swaption contracts purchased	7	–		1
Average number of swaption contracts written	7	–		1
Average notional value of swaption contracts purchased	$42,425,000	–		$6,500,000
Average notional value of swaption contracts written	$45,000,000	–		$6,500,000
Credit default swaps:
Average number of contracts - buy protection	6	–		5
Average number of contracts - sell protection	3	–		1
Average notional value - buy protection	$10,367,500	–		$3,100,000
Average notional value - sell protection	$8,925,000	–		$1,000,000
Interest rate swaps:
Average number of contracts - pays fixed rate	6	1		2
Average number of contracts - receives fixed rate	5	–		–
Average notional value - pays fixed rate	$18,550,000	$23,700,000		$5,550,000
Average notional value - receives fixed rate	$10,800,000	–		–
Total return swaps:
Average number of contracts	–	1	[1]	2
Average notional value	–	$7,858,801	[1]	$1,188,004
[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services.

The Manager benefits from the Trust being an investment option in a wrap program for which affiliates of the Manager receive fees. The Manager is contractually obligated to pay expenses it incurs in providing advisory services to the Trust and will pay or reimburse the Trust for all of its direct expenses, except extraordinary expenses and interest expense. The Manager receives no advisory fee from the Trust under the Investment Advisory Agreement.

As mentioned above, the Manager will reimburse the Trust for all such administration, custodian and transfer agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended September 30, 2012, were as follows:

	Purchases	Sales
Series C	$91,727,134	$40,148,957
Series M	$2,482,264,867	$2,387,916,652
Series S	$98,180,529	$104,736,888

Purchases and sales of US government securities for the six months ended September 30, 2012, were as follows:

	Purchases	Sales
Series C	$17,939,279	$26,929,676
Series M	$39,150,764	$46,069,750
Series S	$21,655,329	$21,699,423

Purchases and sales of mortgage dollar rolls for the six months ended September 30, 2012, were as follows:

	Purchases	Sales
Series M	$1,273,157,731	$1,274,753,484
Series S	$2,801,250	$2,806,400

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	47

Notes to Financial Statements (continued)

Transactions in options written for the six months ended September 30, 2012, were as follows:

	Series C
	Calls		Puts
	Notional (000)	Premiums Received	Notional (000)	Premiums Received
Outstanding options, beginning of period	$14,700	$746,160	$29,700	$919,860
Options written	20,100	232,688	20,100	320,968
Options expired	–	–	(5,100)	(183,600)
Options closed	(8,400)	(288,788)	(11,300)	(142,388)
Outstanding options, end of period	$26,400	$690,060	$33,400	$914,840

	Series S
	Calls		Puts
	Notional (000)	Premiums Received	Notional (000)	Premiums Received
Outstanding options, beginning of period	–	–	–	–
Options written	$6,500	$45,500	$6,500	$82,550
Outstanding options, end of period	$6,500	$45,500	$6,500	$82,550

5. Income Tax Information:

As of March 31, 2012, Series C had a capital loss carryforward in the amount of $6,939,969, available to offset future realized capital gains, all of which expires March 31, 2018.

As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Series C	Series M	Series S
Tax cost	$370,802,622	$623,719,672	$199,792,268
Gross unrealized appreciation	$38,088,925	$7,958,708	$2,918,030
Gross unrealized depreciation	(579,859)	(218,514)	(279,851)
Net unrealized appreciation	$37,509,066	$7,740,194	$2,638,179

6. Borrowings:

For the six months ended September 30, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series C	$8,794,107	0.25%
Series S	$57,458,971	0.33%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended September 30, 2012.

7. Concentration, Market and Credit Risk:

Series M and Series S invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

48	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares were as follows:

Series C	Six Months Ended September 30, 2012	Year Ended March 31, 2012
Shares sold	7,937,314	8,435,080
Shares issued in reinvestment of dividends	–	172
Shares redeemed	(4,238,972)	(7,326,417)
Net increase	3,698,342	1,108,835

Series M
Shares sold	2,749,071	6,644,809
Shares issued in reinvestment of dividends	–	106
Shares redeemed	(3,791,948)	(9,597,936)
Net decrease	(1,042,877)	(2,953,021)

Series S
Shares sold	1,915,038	4,995,583
Shares issued in reinvestment of dividends and distributions	–	1,527
Shares redeemed	(2,366,560)	(9,262,421)
Net decrease	(451,522)	(4,265,311)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	49

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the Series C Portfolio, the Series M Portfolio and the Series S Portfolio (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Bond Allocation Target Shares (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager,” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how

BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (c) the existence, impact and sharing of potential economies of scale; and (d) a summary of aggregate amounts paid by each Fund to BlackRock.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board

50	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement (continued)

presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fallout benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Funds are non-diversified investments that are available solely to wrap-account clients or other separately managed accounts to complement their existing BlackRock fixed-income portfolios. The Board reviewed the comparability of the Funds’ peers and noted that Lipper, Inc. does not have a universe of comparable funds. The Board however, did review other performance criteria for the Funds.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	51

Disclosure of Investment Advisory Agreement (concluded)

BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in the Funds will pay a fee to BlackRock or their managed account program sponsor. The Board also noted that BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses and interest expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

    Anti-Money Laundering Officer

Benjamin Archibald, Secretary 1

[1]	Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012	53

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK BOND ALLOCATION TARGET SHARES	SEPTEMBER 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Bond Allocation Target Shares

Date:	December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Bond Allocation Target Shares

Date:	December 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Bond Allocation Target Shares

Date:	December 4, 2012

4